ANNUAL REPORT

OCTOBER 31, 2002

FRANKLIN TEMPLETON
INTERNATIONAL TRUST


TEMPLETON GLOBAL LONG-SHORT FUND

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Franklin [R] Templeton [R]
Investments

THANK YOU FOR INVESTING WITH
FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
PERSPECTIVE AND REMEMBER THAT ALL
SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
WE APPRECIATE YOUR PAST SUPPORT
AND LOOK FORWARD TO SERVING YOUR
INVESTMENT NEEDS IN THE YEARS AHEAD.



PHOTO OMITTED
DALE WINNER, CFA

PHOTO OMITTED
LISA MYERS, CFA

PHOTO OMITTED
SCOTT BENESCH

PORTFOLIO MANAGEMENT TEAM
TEMPLETON GLOBAL LONG-SHORT FUND

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

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON GLOBAL LONG-SHORT FUND SEEKS CAPITAL APPRECIATION IN UP AND DOWN (BULL AND BEAR) MARKETS WITH LESS VOLATILITY THAN THE OVERALL GLOBAL STOCK MARKET THROUGH A COMBINATION OF LONG AND SHORT POSITIONS OF COMPANIES LOCATED THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Templeton Global Long-Short Fund's annual report, covering the fiscal year ended October 31, 2002. The Fund initially closed to new investors on November 30, 2001, re-opened on March 1, 2002, and closed again on September 30, 2002. Assets under management totaled $160 million at period-end.

The Fund's investment philosophy is that a combination of long and short equity positions can reduce overall volatility and provide positive returns in either up or down markets. When the Fund takes a long position it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer the stock that it has borrowed. The Fund then buys back the stock in the open market at some future date.


CONTENTS


Shareholder Letter .....    1

Performance Summary ....    9

Financial Highlights &
Statement of Investments   12

Financial Statements ...   18

Notes to
Financial Statements ...   21

Independent
Auditors' Report .......   26

Board Members
and Officers ...........   27



[GRAPHIC OMITTED]
FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

GEOGRAPHIC DISTRIBUTION
Based on Equity Investments
10/31/02

REGION                               % LONG    % SHORT    NET %
---------------------------------------------------------------

Europe                                 24.2%     -9.0%    15.2%
Asia                                   11.0%      0.0%    11.0%
Middle-East/Africa                      2.9%      0.0%     2.9%
Latin America                           2.7%      0.0%     2.7%
Australia & New Zealand                 1.3%      0.0%     1.3%
North America                          17.0%    -23.8%    -6.8%

We do not attempt to time the direction of equity markets. Instead, we shift the portfolio's net exposure, the value of securities held long less the value of securities held short, depending on which specific market opportunities appear to us to be more attractive. The Fund does not target a market neutral strategy and has a long-term objective of being net long at all times. We are able to use leverage up to 150% of gross exposure and also are able to use derivatives in certain circumstances. As with other Templeton global funds, we seek to diversify the Fund across market capitalizations, countries, sectors and currencies.

The Templeton organization has been picking stocks globally since 1954 using a disciplined investment process based on value investing. We define value as a stock trading at a substantial discount to its intrinsic, or normalized, earnings or cash flow potential. Our seasoned team of global sector analysts looks for stocks that we think have been temporarily mispriced by short-term irrational markets, where there is an identifiable catalyst to move the stock higher. We are also now able to extend this disciplined investment process to stocks that we think have been incorrectly overvalued by the markets, and where there is a catalyst for the stock to fall.

During the reporting period, the U.S. economy slowed from a 5.0% annualized gross domestic product growth rate in first quarter 2002, to annualized rates of 1.3% and 4.0% in the second and third quarters. The Federal Reserve Board left interest rates at a 40-year low at its September meeting but retained its view that risks are weighted mainly toward conditions that may generate economic weakness. Optimists cite low interest rates as a positive factor for the economy through low borrowing costs for consumers and companies. However, consumers have already benefited from low interest rates such as zero rate auto loans, and corporate yield spreads widened over Treasuries, due to perceived credit risk, which actually made borrowing more expensive for companies. We believe business expenditure will only resume when utilization rates increase and corporate profits return. In the past year, the economy was plagued by manufacturing over-capacity with low utilization rates and poor corporate profits with companies reporting weak demand, intense pricing pressure and mounting depreciation costs partly due to the 1990s' investment boom.

Europe's economic recovery continued to lag that of the U.S. For example, Germany, the region's largest economy, experienced sluggish economic growth, high unemployment and declining business confidence. However, despite minimal gross domestic product growth, the U.K.'s currency held up well based on resilient consumer spending, stable unemployment, higher government public spending commitment, and the fact that the U.K. was one of the first European countries to implement structural reforms such as privatization. In Asia, Japan's economy produced mixed results but generally remained in a precarious position, while Korea posted strong economic growth. Overall, many equity markets worldwide suffered considerable volatility and performed poorly mainly

PORTFOLIO BREAKDOWN
Based on Total Net Assets
10/31/02

                                 % OF TNA       # OF POSITIONS
--------------------------------------------------------------

Long Equity Securities Net       59.1%          37

Short Equity Securities Net     -32.8%          23

--------------------------------------------------------------
      TOTAL NET                  26.3% (LONG)



due to global economic uncertainty, geopolitical conflicts and numerous corporate accounting scandals in the U.S.

Within this challenging investing environment, Templeton Global Long-Short Fund
- Class A produced a +0.30% one-year cumulative total return as of October 31, 2002, as shown in the Performance Summary beginning on page 9. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a -14.50% cumulative total return during the same period. We continued to focus on capital preservation, and during the 12-month period, the Fund's worst monthly performance of -3.31% in June 2002 compared favorably with the MSCI World Index for the same month. We also maintained low volatility, with a lower annualized standard deviation than our benchmark.1

During the period under review, the Fund's net exposure to North America decreased from 3.0% of total net assets on October 31, 2001, to -6.8% on October 31, 2002. At the Fund's fiscal year-end, the Fund held -12.5% of its total net



1. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4
assets in U.S. securities, made up of 11.3% long and 23.8% short positions. Our European net exposure decreased slightly from 17.4% at the beginning of the period to 15.2% at period-end. In the U.K., we found attractive valuations set against a relatively positive economic environment. Additionally, the MSCI U.K. Index traded only 15 times earnings per share as of October 31, 2002, and our U.K. holdings' average dividend yield was close to 4%.2 The Fund was marginally net short Germany.

Our Asian net exposure increased during the period to 11.0% of total net assets. We did not identify any new value ideas in Japan and remained unconvinced regarding progress on deregulation and banking sector reform. Despite reaching 19-year lows, the MSCI Japan Index was still the most expensive market globally, trading 18 times earnings per share as of October 31, 2002.3 Although we hold a negative outlook from a valuation and fundamentals perspective, we were not net short in Japan due to the authorities' tendency to artificially boost the markets. South Korean companies remained our favored Asian holdings due to attractive valuations and a positive economic background. South Korea, the Fund's largest single country exposure, is one of the most undervalued countries in the world with the MSCI South Korea Index trading only 12 times earnings per share as of October 31, 2002.4

In terms of sectors, the Fund has significant net exposures in telecommunications and financials. Our telecommunications holdings were primarily in emerging markets such as South



TOP 10 LONG HOLDINGS
10/31/02

COMPANY
SECTOR/INDUSTRY,  % OF TOTAL
COUNTRY           NET ASSETS
-----------------------------

Samsung Electronics Co. Ltd.   3.3%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, SOUTH KOREA

Eni SpA                        3.1%
OIL & GAS, ITALY

UBS AG                         3.0%
BANKS, SWITZERLAND

BAE Systems PLC, ord.
and 144A                       2.8%
AEROSPACE & DEFENSE, U.K.

AXA SA                         2.4%
INSURANCE, FRANCE

Koninklijke Philips
Electronics NV                 2.4%
HOUSEHOLD DURABLES,
NETHERLANDS

KT Corp., ADR                  2.4%
DIVERSIFIED TELECOMMUNICATION
SERVICES, SOUTH KOREA

Swiss Reinsurance Co.          2.1%
INSURANCE, SWITZERLAND

Nasdaq 100                     2.0%
DIVERSIFIED FINANCIALS, U.S.

Coach Inc.                     2.0%
TEXTILES & APPAREL, U.S.



2. Source: Standard & Poor's Micropal. The MSCI U.K. Index is market capitalization-weighted and measures the total returns of equity securities in the U.K.

3. Source: Standard & Poor's Micropal. The MSCI Japan Index is market capitalization-weighted and measures the total returns of equity securities in Japan.

4. Source: Standard & Poor's Micropal. The MSCI Korea Index is market capitalization-weighted and measures the total returns of equity securities in Korea.

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets
10/31/02

                                            % LONG  % SHORT    NET %
--------------------------------------------------------------------------------
Oil & Gas                                    4.5%     0.0%     4.5%
Insurance                                    6.0%    -1.9%     4.1%
Banks                                        3.9%     0.0%     3.9%
Metals & Mining                              5.7%    -1.8%     3.9%
Diversified Telecommunication Services       5.8%    -2.5%     3.3%
Household Durables                           4.2%    -2.1%     2.1%
Textiles & Apparel                           2.0%     0.0%     2.0%
Aerospace & Defense                          2.8%    -0.9%     1.9%
Construction Materials                       1.7%     0.0%     1.7%
Gas Utilities                                1.7%     0.0%     1.7%
Wireless Telecommunication Services          1.5%     0.0%     1.5%
Internet Software & Services                 1.4%     0.0%     1.4%
Electric Utilities                           1.2%     0.0%     1.2%
Automobiles                                  1.3%    -0.3%     1.0%
Computers & Peripherals                      1.0%     0.0%     1.0%
Multiline Retail                             1.7%    -0.8%     0.9%
Software                                     1.5%    -0.6%     0.9%
Electronic Equipment & Instruments           0.8%     0.0%     0.8%
Semiconductor Equipment & Products           3.3%    -2.8%     0.5%
Hotels Restaurants & Leisure                 1.5%    -1.1%     0.4%
Industrial Conglomerates                     2.3%    -2.0%     0.3%
Machinery                                    0.0%    -0.3%    -0.3%
Communications Equipment                     0.0%    -1.1%    -1.1%
Health Care Providers & Services             0.0%    -1.6%    -1.6%
Specialty Retail                             0.0%    -2.2%    -2.2%
Media                                        0.0%    -2.9%    -2.9%
Diversified Financials                       3.3%    -7.9%    -4.6%

Korea, China and Mexico, which tend to have less competition, higher profit margins, better free cash flow generation, stronger balance sheets and lower valuations than their developed market peers. We shorted Deutsche Telecom, a developed market telecommunications company that we believed suffered from intense competition, declining margins and a very weak balance sheet.

The Fund's long financial holdings were a mix of the property casualty insurance, reinsurance, private banking and retail mortgage lending industries. We believed that insurance stocks, particularly in Europe, were being penalized in the short term by declining equity and bond market returns, while long-term fundamentals such as improved insurance pricing were largely being ignored. Walter B. Kielholz, CEO of Swiss Re, one of the world's largest reinsurers, commented that this was the best pricing environment in 25 years, which supported our buying what we considered undervalued insurance companies with strong balance sheets and leading market positions. We shorted financial stocks with, in our view, poor short-term fundamentals, such as investment banking, variable annuities and retail equity trading.

Several of our short positions were in technology stocks, where we saw deteriorating fundamentals, poor-quality companies and extended valuations. We found little evidence for a near-term upsurge in technology spending by companies or consumers. Meanwhile, many technology companies had cost structures geared toward supporting much higher spending levels. Additionally, in some cases, valuations were still 20%-30% above prior low levels, which we considered unrealistic given the sector's weak conditions.

Looking forward, we remain cautious regarding many U.S. equities that, in our opinion, are trading on average valuations but where earnings growth prospects are still not certain. However, we seek opportunities where we can find them. Although we are not identifying much value for new long positions in the U.S., we are finding potential ideas on the short side. As such,

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.
--------------------------------------------------------------------------------

we expect the Fund's low U.S. net exposure to continue over the next several months. Elsewhere, we are very excited about the prospects for our net long positions in Europe and emerging markets, which we believe could offer positive earnings surprises at low valuations.

We thank you for your interest in Templeton Global Long-Short Fund, welcome your questions and comments and look forward to serving your investment needs in the months ahead.



/S/ SIGNATURE
Dale Winner, CFA

/S/ SIGNATURE
Lisa Myers, CFA

/S/ SIGNATURE
Scott Benesch

Portfolio Management Team
Templeton Global Long-Short Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




-------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.
-------------------------------------------------------------------------------

PRICE INFORMATION


------------------------------------------------------------------------
CLASS A                           CHANGE        10/31/02        10/31/01
------------------------------------------------------------------------
Net Asset Value (NAV)             +$0.03          $10.17          $10.14

CLASS B                           CHANGE        10/31/02        10/31/01
------------------------------------------------------------------------
Net Asset Value (NAV)             -$0.04          $10.10          $10.14
------------------------------------------------------------------------
                                                                               9

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.


2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE

                                                          INCEPTION
CLASS A                                         1-YEAR     (7/31/01)
-------------------------------------------------------------------
Cumulative Total Return 1                       +0.30%      +1.70%
Average Annual Total Return 2                   -5.48%      -3.33%
Value of $10,000 Investment 3                   $9,452      $9,585
Avg. Ann. Total Return (9/30/02) 4              -6.01%      -3.65%

                                                          INCEPTION
CLASS B                                         1-YEAR     (7/31/01)
-------------------------------------------------------------------
Cumulative Total Return 1                       -0.39%       +1.00%
Average Annual Total Return 2                   -4.38%       -2.40%
Value of $10,000 Investment 3                   $9,562       $9,700
Avg. Ann. Total Return (9/30/02) 4              -4.94%       -2.66%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments. Emerging markets involve heightened risks related to the same factors. Although the Fund intends to reduce risk by having both long and short positions, it is possible the Fund's long positions will decline in value at the same time the value of stocks sold short increases, thereby increasing the potential for loss. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.
10

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


GRAPHIC OMITTED
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS A (7/31/01-10/31/02)
Date              Templeton Global Long-Short Fund - Class A  MSCI World Index 5
7/31/01                                   9,425.00         10,000.00
                                          9,397.00          9,522.00
                                          9,604.00          8,684.00
10/31/01                                  9,557.00          8,852.00
                                          9,623.00          9,377.00
                                          9,595.00          9,437.00
1/31/02                                   9,538.00          9,152.00
                                          9,566.00          9,074.00
                                         10,038.00          9,477.00
4/30/02                                  10,179.00          9,158.00
                                         10,245.00          9,179.00
                                          9,906.00          8,624.00
7/31/02                                   9,632.00          7,898.00
                                          9,661.00          7,914.00
                                          9,576.00          7,045.00
10/31/02                                  9,585.00          7,567.00

GRAPHIC OMITTED
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B (7/31/01-10/31/02)
Date              Templeton Global Long-Short Fund - Class B  MSCI World Index 5
7/31/01                                  10,000.00         10,000.00
                                          9,970.00          9,522.00
                                         10,190.00          8,684.00
10/31/01                                 10,140.00          8,852.00
                                         10,210.00          9,377.00
                                         10,170.00          9,437.00
1/31/02                                  10,100.00          9,152.00
                                         10,130.00          9,074.00
                                         10,620.00          9,477.00
4/30/02                                  10,770.00          9,158.00
                                         10,830.00          9,179.00
                                         10,460.00          8,624.00
7/31/02                                  10,170.00          7,898.00
                                         10,200.00          7,914.00
                                         10,090.00          7,045.00
10/31/02                                  9,700.00          7,567.00




Past performance does not guarantee future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Financial Highlights

                                                                                          CLASS A
                                                                        ----------------------------------------
                                                                               YEAR ENDED      PERIOD ENDED
                                                                           OCTOBER 31, 2002  OCTOBER 31, 2001 C
                                                                        ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................           $10.14           $10.00
                                                                        ----------------------------------------
Income from investment operations:
 Net investment loss a ................................................             (.02)            (.01)
 Net realized and unrealized gains ....................................              .05              .15
                                                                        ----------------------------------------
Total from investment operations ......................................              .03              .14
                                                                        ----------------------------------------
Net asset value, end of year ..........................................           $10.17           $10.14
                                                                        ========================================
Total return b ........................................................              .30%            1.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................         $109,790          $32,235
Ratios to average net assets:
 Expenses* ............................................................            2.59%            2.38%d
 Expenses, excluding waiver and payments by affiliate* ................             2.83%           5.26%d
 Net investment loss ..................................................             (.21)%         (.45)%d
Portfolio turnover rate ...............................................           196.67%          15.76%

*Excluding dividend expense on securities sold short,
the ratios of expenses and expenses, excluding waiver and
payments by affiliate to average net assets would have been:
  Expenses ............................................................             2.39%          2.37%d
  Expenses, excluding waiver and payments by affiliate ................             2.63%          5.25%d

a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions and is not annualized. c For the period July 31, 2001 (inception date) to October 31, 2001.
d Annualized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Financial Highlights (CONTINUED)


                                                                                          CLASS B
                                                                           ----------------------------------
                                                                               YEAR ENDED      PERIOD ENDED
                                                                           OCTOBER 31, 2002  OCTOBER 31, 2001 C
                                                                           ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................................    $10.13           $10.00
                                                                                --------------------------
Income from investment operations:
 Net investment loss a .......................................................      (.09)              __d
 Net realized and unrealized gains ...........................................       .06              .13
                                                                                --------------------------
Total from investment operations .............................................      (.03)             .13
                                                                                --------------------------
Net asset value, end of year .................................................    $10.10           $10.13
                                                                                ==========================

Total return b ...............................................................      (.30)%          1.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................................   $50,190          $10,489
Ratios to average net assets:
 Expenses* ...................................................................     3.25%            2.67%e
 Expenses, excluding waiver and payments by affiliate* .......................     3.49%            5.55%e
 Net investment loss .........................................................    (.87)%           (.13)%e
Portfolio turnover rate ......................................................   196.67%           15.76%

*Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets would have been:
  Expenses ...................................................................     3.05%           2.66%e
  Expenses, excluding waiver and payments by affiliate .......................     3.29%           5.54%e


a Based on average weighted shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
c For the period July 31, 2001 (inception date) to October 31, 2001.
d Actual net investment loss per share was $.003.
e Annualized.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002



                                                              COUNTRY                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------

 COMMON STOCKS 59.1%
 AEROSPACE & DEFENSE 2.8%
 BAE Systems PLC ...........................              United Kingdom              1,557,405              $4,537,964
 BAE Systems PLC, 144A .....................              United Kingdom                     95                     277
                                                                                                            -----------
                                                                                                              4,538,241
                                                                                                            -----------
 AUTOMOBILES 1.3%
 Volkswagen AG .............................              Germany                        55,650               2,102,443
                                                                                                            -----------
 BANKS 3.9%
 Lloyds TSB Group PLC ......................              United Kingdom                173,940               1,496,668
*UBS AG ....................................              Switzerland                   100,206               4,775,431
                                                                                                            -----------
                                                                                                              6,272,099
                                                                                                            -----------
 COMPUTERS & PERIPHERALS 1.0%
 Hewlett-Packard Co. .......................              United States                 104,516               1,651,353
                                                                                                            -----------
 CONSTRUCTION MATERIALS 1.7%
 Cheung Kong Infrastructure
 Holdings Ltd. .............................              Hong Kong                   1,555,000               2,731,445
                                                                                                            -----------
 DIVERSIFIED FINANCIALS 3.3%
 Morgan Stanley ............................              United States                  52,873               2,057,817
*Nasdaq 100 ................................              United States                 131,950               3,239,373
                                                                                                            -----------
                                                                                                              5,297,190
                                                                                                            -----------
 DIVERSIFIED TELECOMMUNICATION SERVICES 5.8%
 KT Corp., ADR .............................              South Korea                   183,474               3,768,556
*Telefonica SA .............................              Spain                         322,251               3,057,204
 Telefonos de Mexico
 SA de CV (Telmex), L, ADR .................              Mexico                         82,488               2,515,884
                                                                                                            -----------
                                                                                                              9,341,644
                                                                                                            -----------
 ELECTRIC UTILITIES 1.2%
 Iberdrola SA, Br ..........................              Spain                         161,542               1,919,691
                                                                                                            -----------
*ELECTRONIC EQUIPMENT & INSTRUMENTS .8%
 Celestica Inc. ............................              Canada                         87,939               1,209,407
                                                                                                            -----------
 GAS UTILITIES 1.7%
 TransCanada PipeLines Ltd. ................              Canada                        186,895               2,686,131
                                                                                                            -----------
 HOTELS RESTAURANTS & LEISURE 1.5%
 Accor SA ..................................              France                         66,870               2,374,024
                                                                                                            -----------
 HOUSEHOLD DURABLES 4.2%
*Beazer Homes USA Inc. .....................              United States                  44,455               2,922,027
 Koninklijke Philips Electronics NV ........              Netherlands                   215,540               3,863,413
                                                                                                            -----------

                                                                                                              6,785,440
                                                                                                            ===========



14

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                          COUNTRY                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)

 INDUSTRIAL CONGLOMERATES 2.3%
 Hutchison Whampoa Ltd. .................              Hong Kong                      208,000             $ 1,280,107
 Smiths Group PLC .......................              United Kingdom                 201,870               2,316,515
                                                                                                          -----------
                                                                                                            3,596,622
                                                                                                          -----------

 INSURANCE 6.0%
 Ace Ltd. ...............................              Bermuda                         78,687               2,419,625
 AXA SA .................................              France                         259,917               3,878,936
 Swiss Reinsurance Co. ..................              Switzerland                     48,284               3,352,601
                                                                                                          -----------
                                                                                                            9,651,162
                                                                                                          -----------

*INTERNET SOFTWARE & SERVICES 1.4%
 Check Point Software Technologies Ltd. .              Israel                         163,766               2,258,333
                                                                                                          -----------

 METALS & MINING 5.7%
 AngloGold Ltd., ADR ....................              South Africa                    95,831               2,412,066
 Barrick Gold Corp. .....................              Canada                         183,045               2,758,488
 BHP Billiton PLC .......................              Australia                      436,910               2,132,602
*Cia Vale do Rio Doce, ADR ..............              Brazil                          70,342               1,853,512
                                                                                                          -----------
                                                                                                            9,156,668
                                                                                                          -----------

 MULTILINE RETAIL 1.7%
 Target Corp. ...........................              United States                   88,458               2,664,355
                                                                                                          -----------

 OIL & GAS 4.5%
 Eni SpA ................................              Italy                          359,058               4,985,139
 PetroChina Co. Ltd., H .................              China                       11,979,000               2,242,410
                                                                                                          -----------

                                                                                                            7,227,549
                                                                                                          -----------

 SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.3%
 Samsung Electronics Co. Ltd. ...........              South Korea                     18,450               5,223,841
                                                                                                          -----------

*SOFTWARE 1.5%
 BMC Software Inc. ......................              United States                   55,047                 877,449
 Cadence Design Systems Inc. ............              United States                   72,861                 738,082
 Synopsys Inc. ..........................              United States                   21,365                 808,665
                                                                                                          -----------

                                                                                                            2,424,196
                                                                                                          -----------

*TEXTILES & APPAREL 2.0%
 Coach Inc. .............................              United States                  104,651               3,113,367
                                                                                                          -----------
*WIRELESS TELECOMMUNICATION SERVICES 1.5%
 China Mobile (Hong Kong) Ltd., fgn .....              China                          952,000               2,337,477
                                                                                                          -----------
 TOTAL COMMON STOCKS (COST $92,447,534) ...                                                                94,562,678
                                                                                                          -----------



                                                                                                                   15

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)




                                                                                      PRINCIPAL
                                                              COUNTRY                  AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS 37.7%
Den Danske Bank, 1.875%,
11/01/02, Time Deposit ......................              United States          $   10,465,000         $   10,465,000
U.S. Treasury Bills, 1.627% to 1.637%,
with maturities to 1/23/03 ..................              United States              50,005,000             49,849,809
                                                                                                         --------------

Total Short Term Investments (Cost $60,288,273)                                                              60,314,809

TOTAL INVESTMENTS (COST $152,735,807) 96.8% .                                                               154,877,487
SECURITIES SOLD SHORT (32.8)% ...............                                                               (52,533,489)
OTHER ASSETS, LESS LIABILITIES 36.0% ........                                                                57,636,534
                                                                                                         --------------
TOTAL NET ASSETS 100.0% .....................                                                            $  159,980,532
                                                                                                         ==============




a SECURITIES SOLD SHORT


  ISSUER                                                     COUNTRY                    SHARES                   VALUE
  -----------------------------------------------------------------------------------------------------------------------
  AEROSPACE & DEFENSE .9%
  European Aeronautic Defense & Space Co. ...              Netherlands                  133,352              $ 1,473,765
                                                                                                             -----------

  AUTOMOBILES .3%
  DaimlerChrysler AG ........................              Germany                       11,954                  413,146
                                                                                                             -----------

  COMMUNICATIONS EQUIPMENT 1.1%
  Telefonaktiebolaget LM Ericsson, B ........              Sweden                     2,159,600                1,744,208
                                                                                                             -----------

  DIVERSIFIED FINANCIALS 7.9%
  Charles Schwab Corp. ......................              United States                265,164                2,434,205
  Goldman Sachs Group Inc. ..................              United States                 55,026                3,939,862
  S&P 500 Depository Receipt ................              United States                 38,478                3,406,073
  Semiconductor Holders Trust ...............              United States                118,088                2,831,750
                                                                                                             -----------
                                                                                                              12,611,890

  DIVERSIFIED TELECOMMUNICATION SERVICES 2.5%
  Deutsche Telekom AG .......................              Germany                      351,290                4,031,938
                                                                                                             -----------

  HEALTH CARE PROVIDERS & SERVICES 1.6%
  Oxford Health Plans Inc. ..................              United States                 72,169                2,566,330
                                                                                                             -----------

  HOTELS RESTAURANTS & LEISURE 1.1%
  Marriott International Inc., A ............              United States                 59,680                1,845,902
                                                                                                             -----------

  HOUSEHOLD DURABLES 2.1%
  Toll Brothers Inc. ........................              United States                164,430                3,367,526
                                                                                                             -----------

  INDUSTRIAL CONGLOMERATES 2.0%
  Siemens AG ................................              Germany                       67,915                3,194,655
                                                                                                             -----------

  INSURANCE 1.9%
  Skandia Foersaekrings AB ..................              Sweden                     1,309,340                3,072,444
                                                                                                             -----------


16


FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


A Securities Sold Short (cont.)
  ISSUER                                                 COUNTRY                  SHARES                    VALUE
  ----------------------------------------------------------------------------------------------------------------


  MACHINERY .3%
  Man AG ................................                 Germany                  35,190              $   421,667
                                                                                                       -----------
  MEDIA 2.9%
  Dow Jones & Co. Inc. ..................              United States               48,025                1,686,638
  Walt Disney Co. .......................              United States              174,337                2,911,428
                                                                                                       -----------
                                                                                                         4,598,066
                                                                                                       -----------

  METALS & MINING 1.8%
  Alcoa Inc. ............................              United States               80,384                1,773,271
  Newmont Mining Corp. Holding Co. ......              United States               46,310                1,144,783
                                                                                                       -----------
                                                                                                         2,918,054
                                                                                                       -----------

  MULTILINE RETAIL .8%
  Dillards Inc., A ......................              United States               78,255                1,290,425
                                                                                                       -----------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.8%
  Applied Materials Inc. ................              United States              167,036                2,510,551
  Micron Technology Inc. ................              United States              125,370                2,005,920
                                                                                                       -----------
                                                                                                         4,516,471
                                                                                                       -----------

  SOFTWARE .6%
  Oracle Corp. ..........................              United States               97,209                  990,560
                                                                                                       -----------

  SPECIALTY RETAIL 2.2%
  Tiffany & Co. .........................              United States              132,790                3,476,442
                                                                                                       -----------
  TOTAL SECURITIES SOLD SHORT
  (PROCEEDS $53,400,693) ................                                                              $52,533,489
                                                                                                       ===========





* Non-income producing.
a See Note 1(e) regarding securities sold short.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

Assets:
 Investments in securities:
  Cost ..................................................        $152,735,807
                                                                 ============
  Value .................................................         154,877,487
Receivables:
 Investment securities sold .............................           3,049,182
 Capital shares sold ....................................             142,784
 Dividends and interest .................................             206,117
Deposits with broker for securities sold short ..........          61,333,000
                                                                 ------------
      Total assets ......................................         219,608,570
                                                                 ------------
Liabilities:
 Payables:
  Investment securities purchased .......................           6,504,047
  Capital shares redeemed ...............................             127,556
  Affiliates ............................................             398,026
Funds advanced by custodian .............................               1,782
Securities sold short, at value (proceeds $53,400,693) ..          52,533,489
Accrued expenses ........................................              63,138
                                                                 ------------
      Total liabilities .................................          59,628,038
Net assets, at value ....................................        $159,980,532
                                                                 ============
Net assets consist of:
 Undistributed net investment income ....................        $     (4,819)
 Net unrealized appreciation ............................           3,040,249
 Accumulated net realized loss ..........................          (5,129,205)
 Capital shares .........................................         162,074,307
                                                                 ------------
Net assets, at value ....................................        $159,980,532
                                                                 ============
CLASS A:
 Net asset value per share ($109,790,355 (DIVIDE)
  10,798,602 shares outstanding) ........................              $10.17
                                                                 ============
 Maximum offering price per share ($10.17 (DIVIDE) 94.25%)             $10.79
                                                                 ============
CLASS B:
 Net asset value and maximum offering price per share
  ($50,190,177 (DIVIDE) 4,969,997 shares outstanding)* ..              $10.10
                                                                 ============


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

18
                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

Investment Income:
 (net of foreign taxes of $153,802)
 Dividends ..............................................    $ 1,498,524
 Interest ...............................................      1,072,619
                                                             -----------
      Total investment income ...........................      2,571,143
                                                             -----------
Expenses:
 Management fees (Note 3) ...............................      1,982,800
 Administrative fees (Note 3) ...........................        216,543
 Distribution fees (Note 3)
  Class A ...............................................        254,561
  Class B ...............................................        328,935
 Transfer agent fees (Note 3) ...........................        121,758
 Custodian fees .........................................         15,025
 Reports to shareholders ................................         19,300
 Registration and filing fees ...........................         64,600
 Professional fees ......................................         25,800
 Trustees' fees and expenses ............................          2,320
 Amortization of offering costs (Note 1h) ...............         31,027
 Dividends on securities sold short .....................        215,834
 Other ..................................................          2,250
                                                             -----------
      Total expenses ....................................      3,280,753
      Expenses waived/paid by affiliate (Note 3) ........       (261,696)
                                                             -----------
       Net expenses .....................................      3,019,057
                                                             -----------
        Net investment loss .............................       (447,914)
                                                             -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................     (5,978,349)
  Foreign currency transactions .........................        578,882
                                                             -----------
      Net realized loss                                       (5,399,467)
                                                             -----------
 Net unrealized appreciation on:
  Investments ...........................................      3,013,049
  Translation of assets and liabilities
denominated in foreign currencies .......................         24,204
                                                             -----------
      Net unrealized appreciation .......................      3,037,253
                                                             -----------
Net realized and unrealized loss ........................     (2,362,214)
                                                             -----------
Net decrease in net assets resulting from operations ....    $(2,810,128)
                                                             ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2002
AND THE PERIOD JULY 31, 2001 (INCEPTION DATE) TO OCTOBER 31, 2001

                                                                    YEAR ENDED        PERIOD ENDED
                                                                 OCTOBER 31, 2002   OCTOBER 31, 2001
                                                                 -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ......................................       $    (447,914)       $     (5,312)
  Net realized loss from investments
   and foreign currency transactions .......................          (5,399,467)            (41,729)
  Net unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies .......................           3,037,253               2,996
                                                                   ---------------------------------
      Net decrease in net assets
       resulting from operations ...........................          (2,810,128)            (44,045)

 Capital share transactions (Note 2):
  Class A ..................................................          79,334,391          32,274,339
  Class B ..................................................          40,732,428          10,493,547
                                                                   ---------------------------------
 Total capital share transactions ..........................         120,066,819          42,767,886
Net increase in net assets ................................          117,256,691          42,723,841
Net assets:
 Beginning of year .........................................          42,723,841
                                                                   ---------------------------------
 End of year ...............................................       $ 159,980,532        $ 42,723,841
                                                                   =================================
Undistributed net investment income included in net assets:
 End of year ...............................................       $      (4,819)       $     (6,104)
                                                                   =================================

20
                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Long-Short Fund (the Fund) is a separate, diversified series of Franklin Templeton International Trust (the Trust) which is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund seeks to achieve long-term capital growth by investing in both long and short positions, in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at or prior to the contract's stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. OFFERING COSTS


Offering costs are amortized on a straight-line basis over twelve months.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                  YEAR ENDED                       PERIOD ENDED
                                                OCTOBER 31, 2002                 OCTOBER 31, 2001*
                                         ---------------------------------------------------------------
                                           SHARES            AMOUNT            SHARES          AMOUNT
                                         ---------------------------------------------------------------
CLASS A SHARES:
Shares sold ... ......................   10,357,789      $ 107,355,343       3,216,663      $ 32,646,414
Shares redeemed ......................   (2,739,229)       (28,020,952)        (36,621)         (372,075)
                                         ---------------------------------------------------------------
Net increase .........................    7,618,560      $  79,334,391       3,180,042      $ 32,274,339
                                         ===============================================================


                                                  YEAR ENDED                       PERIOD ENDED
                                                OCTOBER 31, 2002                 OCTOBER 31, 2001*
                                         ---------------------------------------------------------------
                                           SHARES            AMOUNT            SHARES          AMOUNT
                                         ---------------------------------------------------------------
CLASS B SHARES:
Shares sold ... ......................   4,347,087        $ 44,958,919       1,034,996      $ 10,493,649
Shares redeemed ......................    (412,076)         (4,226,491)            (10)             (102)
                                         ---------------------------------------------------------------
Net increase .........................   3,935,011        $ 40,732,428       1,034,986      $ 10,493,547
                                         ===============================================================

*For the period July 31, 2001 (inception date) to October 31, 2001.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 1.50% per year of the average daily net assets of the Fund. After July 31, 2002, the Fund will pay a fee of .50% up to 2.50% per year of the average daily net assets of the Fund based on its relative performance to the Morgan Stanley Capital International World Index.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

FT Services and Investor Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.40% and 3.05%, exclusive of dividend expense on securities sold short, of the Fund's average daily net assets of Class A and B shares, respectively, through October 31, 2002, as noted in the Statement of Operations.

Under a subadvisory agreement, Templeton Global Advisers, Ltd. (TGAL), provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35% and 1.00% per year of the average daily net assets of Class A and Class B shares, respectively.

Distributors paid net commissions on sales of Fund's shares and received contingent deferred sales charges for the year of $1,773,870 and $71,924, respectively.


4. INCOME TAXES

At October 31, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

             Cost of investments ........... $ 153,593,147
                                             =============
             Unrealized appreciation ....... $   4,848,965
             Unrealized depreciation .......    (3,564,625)
                                             -------------
             Net unrealized appreciation ... $   1,284,340
                                             =============

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and net operating losses.

At October 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains as follows:

             Capital loss carryovers expiring in:
               2009 .................... $    2,252
               2010 ....................  4,269,614
                                         ----------
                                         $4,271,866
                                         ==========

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended October 31, 2002 aggregated $204,532,156 and $125,442,338, respectively.

Transactions in options written during the period ended October 31, 2002 were as follows:

                                                       NUMBER
                                                    OF CONTRACTS      PREMIUM
                                                   -----------------------------
Options outstanding at October 31, 2001 ..                 --       $       --
Options written ..........................              5,156           893,881
Options terminated in
closing transactions .....................             (5,156)         (893,881)
                                                  -----------------------------
Options outstanding at October 31, 2002 ..                 --       $       --
                                                   =============================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON GLOBAL LONG-SHORT FUND

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
TEMPLETON GLOBAL LONG-SHORT FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Long-Short Fund (hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from July 31, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

San Francisco, California
November 27, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS                                  NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION     TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------




FRANK H. ABBOTT, III (81)     Trustee      Since 1991          106             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and
Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)
One Franklin Parkway
San Mateo, CA 94403-1906      Trustee      Since 1991          133             Director, Bar-S Foods
                                                                               (meat packing
                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)
One Franklin Parkway
San Mateo, CA 94403-1906      Trustee      Since 1991          134             None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------------



EDITH E. HOLIDAY (50)           Trustee    Since 1998          82              Director, Amerada Hess Corporation
One Franklin Parkway                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                       gas); Hercules Incorporated (chemicals,
                                                                               fibers and resins); Beverly Enterprises,
                                                                               Inc. (health care); H.J. Heinz Company
                                                                               (processed foods and allied products);
                                                                               RTI International Metals, Inc.
                                                                               (manufacture and distribution of
                                                                               titanium); and Canadian National Railway
                                                                               (railroad).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------


                                                           NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION     TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
FRANK W.T.  LAHAYE (73)
One Franklin Parkway
San Mateo, CA 94403-1906      Trustee      Since 1991          106             Director, The California
                                                                               Center for Land Recycling
                                                                               (redevelopment).




PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------------



GORDON S. MACKLIN (74)        Trustee      Since 1992          133             Director, White Mountains Insurance
One Franklin Parkway                                                           Group, Ltd. (holding company); Martek
San Mateo, CA 94403-1906                                                       Biosciences Corporation; WorldCom, Inc.
                                                                               (communications services); MedImmune,
                                                                               Inc. (biotechnology); Overstock.com
                                                                               (Internet services); and Spacehab, Inc.
                                                                               (aerospace services).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------






INTERESTED BOARD MEMBERS AND OFFICERS                      NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION     TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------


**HARMON E. BURNS (57)        Trustee      Since 1993          34              None
One Franklin Parkway          and Vice
San Mateo, CA 94403-1906      President


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)     Trustee      Trustee since       133             None
One Franklin Parkway          and Chairman 1991 and
San Mateo, CA 94403-1906      the Board    Chairman of
                                           the Board
                                           since 1993





PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary
Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in
Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------




                                                                NUMBER OF
                                                            PORTFOLIOS IN FUND
                                           LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION     TIME SERVED        BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62) Trustee,     Trustee since 1991,       116                    None
One Franklin Parkway          President    President since 1993
San Mateo, CA 94403-1906      and Chief    and Chief Executive
                              Executive    Officer-Investment
                              Officer-     Management since
                              Investment   October 2002
                              Management


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)       Vice         Since 1995           Not Applicable              None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer,
Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual
Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)         Senior Vice  Since                Not Applicable              None
500 East Broward Blvd.        President    October
Suite 2100                    and Chief    2002
Fort Lauderdale,              Executive
FL 33394-3091                 Officer-
                              Finance and
                              Administration


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



DAVID P. GOSS (55)            Vice         Since 2000           Not Applicable              None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------




                                                           NUMBER OF
                                                       PORTFOLIOS IN FUND
                                           LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION     TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)         Vice         Since 2000    Not Applicable                 None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.
and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------



MICHAEL O.  MAGDOL (65)       Vice         Since         Not Applicable                 Director, FTI Banque, Arch Chemicals,
600 5th Avenue                President    May 2002                                     Inc. and Lingnan Foundation.
Rockefeller Center            - AML
New York, NY 10048-0772       Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



KIMBERLEY MONASTERIO (38)     Treasurer    Treasurer      Not Applicable                None
One Franklin Parkway          and Chief    since 2000
San Mateo, CA 94403-1906      Financial    and Chief
                              Officer      Financial
                                           Officer since
                                           September 2002



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)        Vice         Since 2000     Not Applicable                None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and
                              Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------
*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson are considered  interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.  Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

-----------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
-----------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS




GLOBAL GROWTH

Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund




GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund




Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5




TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5
STATE-SPECIFIC
TAX-FREE INCOME 6




Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia




INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9




1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.


6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.
                                                                           09/02

[LOGO GRAPHIC OMITTED]
Franklin [R] Templeton [R]
Investments

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

ANNUAL REPORT
TEMPLETON GLOBAL LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Long-Short Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

467 A2002 12/02

[LOGO GRAPHIC OMITTED] Printed on recycled paper































Annual
Report


[PHOTO OMITTED]
OCTOBER 31, 2002

FRANKLIN TEMPLETON
INTERNATIONAL TRUST


TEMPLETON FOREIGN SMALLER COMPANIES FUND

TEMPLETON PACIFIC GROWTH FUND


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT
FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
      INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OF RUPERT H. JOHNSON, JR.]
RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN TEMPLETON INTERNATIONAL TRUST



EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

CONTENTS

Shareholder Letter .........  1

Fund Reports

Templeton Foreign Smaller
Companies Fund .............  4

Templeton Pacific
Growth Fund ................ 13

Financial Highlights &
Statements of Investments .. 22

Financial Statements ....... 36

Notes to
Financial Statements ....... 40

Independent
Auditors' Report ........... 46

Tax Designation ............ 47

Board Members
and Officers ............... 48


FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED]
[GLOBAL CATEGORY HIGHLIGHTED]
Global
Growth
Growth & Income
Income
Tax-Free Income


SHAREHOLDER LETTER


Dear Shareholder:

This annual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the fiscal year ended October 31, 2002 -- an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, the tepid economy contributed to slowing global economic growth. Instability at home and abroad roiled global stock markets while severely testing investors' trust and patience.

In fourth quarter 2001, global monetary stimulus, in the form of interest rate cuts by many major central banks, contributed to rallies in many equity markets around the world. Consumers and investors pushed up share prices ahead of actual fundamental improvements in sales and corporate earnings. Consequently, some of those gains were given back in early 2002 after disappointing corporate earnings announcements, and many leading economic indicators fell throughout summer 2002. In addition, consumer confidence declined during the last half of the reporting period, mainly on concerns about financial markets, terrorism, possible U.S. war in Iraq and the slow pace of recovery. Domestic stock markets experienced significant volatility and declined for the 12 months ended October 31, 2002. In Europe and Asia, many stock markets mirrored those in the U.S. and ended the period down from year-ago levels.

Within this difficult environment, the world's equity markets posted lackluster returns. For the one-year period ended October 31, 2002, the Morgan Stanley Capital International (MSCI) World Index delivered a cumulative total return of -14.50% in U.S. dollar terms, while the MSCI Europe Index returned -13.59% in U.S. dollar terms for the same period. By comparison, the MSCI Pacific Index posted a -11.28% cumulative total return for the 12-month reporting period. 1

The slowing recovery of the U.S. economy had a mixed impact on the dollar. During the period under review, the British pound and euro appreciated against the U.S. dollar, as did the currencies of dollar-bloc countries (Australia, Canada and New Zealand). However, the Japanese yen depreciated relative to the U.S. dollar.

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification and constant professional supervision. For specific information about the Funds, including the effect market conditions and management strategies had on their performance, please refer to the Funds' reports following this letter.





1. Source: Standard & Poor's Micropal. The MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally. The MSCI Europe Index is market capitalization-weighted and measures the total returns of equity securities in Europe's developed markets. The MSCI Pacific Index is market capitalization-weighted and measures the total returns of equity securities in the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore.

We thank you for your continued support, welcome your questions and comments, and look forward to serving your investment needs in the years to come.

Sincerely,
/s/Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

TEMPLETON FOREIGN
SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON FOREIGN SMALLER COMPANIES FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF SMALLER COMPANIES -- THOSE WITH MARKET CAPITALIZATIONS OF LESS THAN $2 BILLION -- LOCATED OUTSIDE THE UNITED STATES.
--------------------------------------------------------------------------------


We are pleased to bring you this annual report for Templeton Foreign Smaller Companies Fund, which covers the fiscal year ended October 31, 2002. During the 12 months under review, equity investors generally suffered significant losses in their portfolio values during the period under review. Global economic difficulties led to a steady stream of earnings disappointments and downgrades that depressed stock markets. Although smaller capitalization companies outperformed their large-cap counterparts, both asset classes generally fell in absolute terms during the reporting period. Investor optimism about global equity markets' direction at the beginning of the Fund's fiscal year was quickly replaced by pessimism. Investors were, and at fiscal year-end still are, deeply worried about the global economy's health and the extent and sustainability of any rebound. Sentiment suffered further from concerns about the consequences of the fight against terrorism, such as its impact on oil prices, as well as by worries about corporate management



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 26.

quality and financial accounting accuracy. On a more positive note, the global consumer continued to spend, although less so in Asia and Europe than in the U.S.

Within this difficult environment, Templeton Foreign Smaller Companies Fund - Class A posted a +4.98% cumulative total return for the one-year period ended October 31, 2002, as shown in the Performance Summary beginning on page 9. In comparison, the Salomon Brothers Global ex-U.S. less than $2 Billion Index had a -14.77% cumulative total return for the same period, while the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index returned -12.93%. 1

Within the portfolio, we increased the Asian weighting over the past year, largely as a result of the appreciation of certain stocks' valuations and our decision to add a number of new holdings. Significant appreciation came from Fund holding Techtronic Industries, a leading power-tool maker headquartered in Hong Kong. The company's share price rose because many investors appeared to realize that the company's prospects had been materially enhanced by a strategic acquisition and the announcement of a long-term contract with a new customer. Our new Asian holdings include Associated Cement Cos. Ltd., a leading Indian cement manufacturer, and Meitec and Tokyo Individualized Educational Institute, both in Japan. We believe the latter two are particularly interesting as they are direct plays on Japan's increasing use of outsourcing agencies





1. Source: Standard & Poor's Micropal. The Salomon Brothers Global ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index, which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a $2 billion market capitalization of the available market capital in each country form the universe. The securities in the index are capitalization weighted. The MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEOGRAPHIC DISTRIBUTION
Templeton Foreign Smaller
Companies Fund
Based on Total Net Assets
10/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                   36.9%
Asia                     35.4%
North America            10.3%
Australia & New Zealand   5.2%
Latin America             3.3%
Mid-East & Africa         0.3%
Short-Term Investments
& Other Net Assets        8.6%
and supplementary educational establishments, respectively. Examples of Fund holdings that performed particularly well during the year under review include South Korea's Halla Climate Control and Dae Duck Electronics, as well as India's Gujarat Ambuja and Gas Authority of India Ltd.

In contrast, the Fund's European weighting decreased during the 12-month reporting period. Nevertheless, an improving effort toward creating shareholder value, continuing merger and acquisition activity, and a growing number of private companies becoming listed on stock markets presented opportunities. In the U.K., our holdings in Yule Catto and Burberry benefited Fund performance, while on the European continent, Gehe, Uralita, OPG Groep, Danske Traelast, Orion Yhtyma, and Banca Popolare di Verona e Novara all performed well.

The performance of our Canadian stocks during the period was also encouraging. In particular, GTC Transcontinental Group and North West Company Fund were two of the portfolio's best performers, and we found a number of other interesting investment opportunities in Canada.

During the period, a weak economic environment negatively impacted several holdings, including such European companies as Vedior (Netherlands), Jenoptik (Germany) and Thiel Logistik (Luxembourg), as well as Australia's APN News & Media.

Going forward, we will continue to focus on company fundamentals as the basis for stock selection. In keeping with our value style of investing, we believe that a stock's fundamental value is of the utmost importance, and we will search for companies that trade at a discount to our assessment of their worth. More specifically, we will concentrate our search on companies able to avert the threat of pricing pressure by producing value-added rather than commodity products or services.





TOP 10 SECTORS/INDUSTRIES
Templeton Foreign
Smaller Companies Fund
10/31/02

                  % OF TOTAL
                  NET ASSETS
----------------------------

Commercial Services
& Supplies             7.5%

Diversified Financials 6.3%

Health Care Providers
& Services             5.5%

Banks                  5.0%

Textiles & Apparel     4.8%

Electronic Equipment
& Instruments          4.1%

Machinery              3.6%

Computers &
Peripherals            3.1%

Specialty Retail       3.0%

Electrical Equipment   3.0%

Our outlook for the Fund is heavily dependent upon developments in foreign economies. If the performance of foreign economies improves, we believe the Fund's holdings could do well. In our opinion, Europe has considerable long-term potential because of a growing focus on delivering value to shareholders, and we see attractively valued companies across a number of industries there. However, we are careful not to buy into companies that have fallen into a "value trap." In such situations, stocks are recognized as cheap, but are either too small to be relevant to investors or have no catalyst for improvement, in our opinion. In Japan, we intend to focus on newer, entrepreneurial companies, although we remain cautious about the country's economic fundamentals. We also believe that China's entry into the World Trade Organization may provide interesting investment opportunities as direct foreign investment returns to Asia's largest nation.

In our opinion, much of what occurs globally may very well depend on what happens in the U.S. Many of those who invest only outside the U.S. believe that since the U.S. economy has been such a catalyst in maintaining economic activity the world over, significant declines in U.S. securities could jeopardize global growth. Based on the divergence in valuations between the small- and large-cap sectors, we believe there are tremendous opportunities for small-cap stocks globally, and we plan to utilize all of our expertise and research capabilities in maintaining our bottom-up approach of searching for equities we consider to be undervalued.

There are special risks associated with global investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liq-



TOP 10 EQUITY HOLDINGS
Templeton Foreign
Smaller Companies Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------
GTC Transcontinental
Group Ltd., B               2.6%
COMMERCIAL SERVICES
& SUPPLIES, CANADA

North West
Company Fund                2.4%
DIVERSIFIED FINANCIALS,
CANADA

Housing Development
Finance Corp. Ltd.          2.4%
DIVERSIFIED FINANCIALS,
INDIA

OPG Groep NV                2.4%
HEALTH CARE PROVIDERS
& SERVICES, NETHERLANDS

Uralita SA                  2.3%
BUILDING PRODUCTS,
SPAIN

Gehe AG                     2.1%
HEALTH CARE PROVIDERS
& SERVICES, GERMANY

Hung Hing Printing
Group Ltd.                  2.0%
PAPER & FOREST PRODUCTS,
HONG KONG

Tokyo Individualized
Educational Institute Inc.  2.0%
COMMERCIAL SERVICES
& SUPPLIES, JAPAN

Arcadis NV                  1.9%
COMMERCIAL SERVICES
& SUPPLIES, NETHERLANDS

Orion Yhtyma OYJ, B         1.9%
PHARMACEUTICALS, FINLAND
uid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 966% in the past 14 years, but has suffered 7 quarterly declines of more than 15% during that time. 2 The short-term price volatility of smaller companies and emerging markets can be disconcerting, and declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed more fully in the Fund's prospectus.


Simon Rudolph
Portfolio Manager
Templeton Foreign Smaller Companies Fund

/s/Simon Rudolph



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------




2. Source: Standard & Poor's Micropal. Based on quarterly total return changes over 14 years ended 9/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.36         $12.27    $11.91
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.2376

CLASS B                        CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.34         $12.11    $11.77
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.1505

CLASS C                        CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.35         $12.17    $11.82
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.1659

ADVISOR CLASS                  CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.37         $12.29    $11.92
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.2714


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/1/97, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE

                                                                    SINCE
                                                                 CHANGES IN
                                                                 INVESTMENT
                                                                  POLICIES
CLASS A                                1-YEAR  5-YEAR  10-YEAR   (10/1/96) 5
----------------------------------------------------------------------------
Cumulative Total Return 1              +4.98%   -4.43%  +92.12%    +11.71%
Average Annual Total Return 2          -1.08%   -2.07%   +6.12%     +0.85%
Value of $10,000 Investment 3          $9,892   $9,007  $18,109    $10,525
Avg. Ann. Total Return (9/30/02) 4     -2.30%   -4.23%   +5.55%     +0.27%


                                                                INCEPTION
CLASS B                                        1-YEAR   3-YEAR   (1/1/99)
----------------------------------------------------------------------------
Cumulative Total Return 1                       +4.09%  -10.67%     +3.45%
Average Annual Total Return 2                   +0.09%   -4.61%     +0.14%
Value of $10,000 Investment 3                  $10,009   $8,680    $10,053
Avg. Ann. Total Return (9/30/02) 4              -1.17%   -5.87%     -0.77%


                                                                INCEPTION
CLASS C                                        1-YEAR   3-YEAR   (7/1/98)
----------------------------------------------------------------------------

Cumulative Total Return 1                       +4.28%  -10.50%     -8.20%
Average Annual Total Return 2                   +2.24%   -3.96%     -2.18%
Value of $10,000 Investment 3                  $10,224   $8,858     $9,090
Avg. Ann. Total Return (9/30/02) 4              +0.90%   -5.25%     -3.00%


                                                                    SINCE
                                                                 CHANGES IN
                                                                 INVESTMENT
                                                                  POLICIES
ADVISOR CLASS 6                         1-YEAR  5-YEAR  10-YEAR   (10/1/96) 5
----------------------------------------------------------------------------
Cumulative Total Return 1              +5.24%   -3.41%  +96.08%    +14.02%
Average Annual Total Return 2          +5.24%   -0.69%   +6.97%     +2.18%
Value of $10,000 Investment 3         $10,524   $9,659  $19,608    $11,402
Avg. Ann. Total Return (9/30/02) 4     +4.00%   -2.89%   +6.39%    +10.12%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 10/1/96, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.74% and +0.80%.



--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their smaller size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


CLASS A (11/1/92-10/31/02)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]
                    Templeton         MSCI            Salomon Brothers
                 Foreign Smaller      EAFE        Global ex-U.S. less than
                  Companies Fund    Index (7)      $2 Billion Index (7)
11/1/92                9426          10000               10000
                       9577          10097                9976
                       9661          10153               10073
                       9519          10155               10145
                       9689          10464               10508
                       9916          11380               11556
                      10285          12463               12689
                      10606          12730               13332
                      10268          12534               12825
                      10444          12975               13228
                      11109          13678               13916
                      11070          13373               13650
10/31/93              12009          13788               13753
                      11667          12586               12695
                      12851          13497               13623
                      13814          14641               14852
                      13588          14603               14916
                      13107          13977               14589
                      13205          14574               15110
                      13254          14493               14850
                      12882          14702               15036
                      13419          14846               15287
                      13827          15201               15566
                      13508          14725               15185
10/31/94              13757          15219               15396
                      13071          14491               14432
                      12836          14585               14585
                      12522          14028               14094
                      12721          13992               13978
                      12679          14869               14504
                      13266          15433               14945
                      13528          15252               14761
                      13871          14988               14576
                      14527          15925               15422
                      14103          15321               15050
                      14452          15625               15103
10/31/95              13998          15209               14619
                      14061          15636               14815
                      14211          16270               15374
                      14721          16340               15866
                      15126          16398               16026
                      15358          16751               16364
                      15821          17242               17220
                      16053          16928               17045
                      16106          17028               17021
                      15591          16534               16316
                      15977          16574               16531
                      16176          17018               16685
10/31/96              16585          16848               16667
                      17042          17522               17013
                      17647          17301               16714
                      17797          16699               16672
                      18060          16976               17047
                      18160          17042               16713
                      17973          17136               16457
                      18548          18255               17363
                      19238          19266               17769
                      19427          19582               17554
                      19540          18123               16590
                      20459          19142               16713
10/31/97              18949          17676               15675
                      18408          17499               14673
                      18160          17656               14258
                      17692          18469               14533
                      19136          19658               15700
                      19992          20267               16325
                      20246          20432               16386
                      19925          20338               16081
                      19050          20496               15336
                      18795          20709               15024
                      16298          18148               12799
                      15882          17596               12749
10/31/98              16567          19435               13771
                      17117          20436               14274
                      16976          21247               14448
                      16580          21189               14247
                      16471          20689               14029
                      17385          21558               15049
                      19077          22436               16376
                      18804          21285               16041
                      19797          22119               17054
                      20263          22783               17455
                      20469          22872               17759
                      19879          23107               17571
10/31/99              19783          23978               17458
                      20030          24818               17875
                      21266          27049               18835
                      20989          25334               18864
                      21017          26020               19341
                      22168          27035               19432
                      21474          25618               18025
                      21447          24999               17709
                      22564          25981               18797
                      22397          24898               18056
                      22578          25119               18596
                      21308          23901               17638
10/31/00              20122          23342               16337
                      19787          22471               15760
                      20575          23275               16146
                      21582          23264               16677
                      20834          21521               16239
                      19092          20097               15113
                      20114          21505               15961
                      21064          20763               16106
                      20410          19923               15654
                      20004          19562               15018
                      19438          19071               15039
                      16873          17143               13161
10/31/01              17250          17582               13641
                      18351          18230               14300
                      19189          18340               14573
                      19410          17366               14505
                      19808          17489               14708
                      21162          18444               15568
                      21840          18577               15942
                      22458          18830               16372
                      21297          18088               15668
                      19600          16304               14243
                      19098          16272               14143
                      17489          14529               12918
10/31/02              18109          15311               13024


CLASS B (1/1/99-10/31/02)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]
                   Templeton           MSCI               Salomon Brothers
                Foreign Smaller        EAFE          Global ex-U.S. less than
                Companies Fund       Index (7)          $2 Billion Index (7)
1/1/99               10000             10000                      10000
                      9767              9973                       9861
                      9703              9738                       9710
                     10233             10147                      10416
                     11198             10560                      11335
                     11037             10018                      11102
                     11613             10411                      11804
                     11880             10723                      12081
                     12001             10765                      12292
                     11646             10876                      12161
10/31/99             11581             11286                      12084
                     11718             11681                      12372
                     12426             12731                      13037
                     12263             11924                      13056
                     12271             12247                      13387
                     12932             12724                      13450
                     12516             12058                      12476
                     12492             11766                      12257
                     13136             12228                      13010
                     13029             11718                      12497
                     13127             11823                      12871
                     12383             11249                      12208
10/31/00             11687             10986                      11307
                     11482             10576                      10908
                     11934             10955                      11175
                     12514             10949                      11543
                     12069             10129                      11240
                     11060              9459                      10461
                     11640             10122                      11047
                     12178              9772                      11148
                     11789              9377                      10835
                     11552              9207                      10395
                     11206              8976                      10409
                      9720              8068                       9109
10/31/01              9939              8275                       9442
                     10556              8580                       9898
                     11025              8632                      10087
                     11153              8173                      10039
                     11375              8231                      10180
                     12143              8681                      10775
                     12519              8743                      11034
                     12877              8862                      11332
                     12199              8513                      10845
                     11225              7674                       9858
                     10926              7658                       9789
                      9995              6838                       8941
10/31/02             10053              7206                       9014

Past performance does not guarantee future results.

CLASS C (7/1/98-10/31/02)

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]
                       Templeton           MSCI        Salomon Brothers
                    Foreign Smaller        EAFE    Global ex-U.S. less than
                    Companies Fund       Index (7)    $2 Billion Index (7)
7/1/98                    9903           10000                 10000
                          9743           10104                  9796
                          8441            8854                  8345
                          8225            8585                  8313
10/31/98                  8573            9482                  8979
                          8852            9970                  9307
                          8782           10366                  9421
                          8570           10338                  9290
                          8507           10094                  9148
                          8965           10518                  9813
                          9833           10946                 10678
                          9685           10385                 10459
                         10192           10792                 11120
                         10425           11116                 11381
                         10531           11159                 11580
                         10220           11274                 11457
10/31/99                 10156           11699                 11383
                         10284           12108                 11656
                         10911           13197                 12281
                         10761           12360                 12300
                         10768           12695                 12611
                         11352           13190                 12670
                         10982           12499                 11753
                         10961           12197                 11547
                         11525           12676                 12256
                         11432           12147                 11773
                         11518           12256                 12125
                         10867           11661                 11501
10/31/00                 10252           11388                 10652
                         10066           10963                 10276
                         10455           11356                 10528
                         10961           11350                 10874
                         10579           10500                 10588
                          9691            9805                  9855
                         10198           10492                 10407
                         10675           10130                 10502
                         10333            9720                 10207
                         10126            9544                  9793
                          9831            9305                  9806
                          8533            8364                  8581
10/31/01                  8717            8578                  8895
                          9263            8895                  9324
                          9677            8948                  9502
                          9789            8473                  9458
                          9983            8533                  9590
                         10662            8999                 10151
                         10998            9064                 10395
                         11304            9187                 10675
                         10711            8825                 10216
                          9852            7955                  9287
                          9591            7939                  9222
                          8784            7089                  8423
10/31/02                  9090            7470                  8492



AVERAGE ANNUAL TOTAL RETURN

CLASS C                10/31/02
-------------------------------
1-Year                   +2.24%
5-Year                   -3.96%
Since Inception (7/1/98) -2.18%



ADVISOR CLASS (11/1/92-10/31/02) 6

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS]
            Templeton            MSCI            Salomon Brothers
          Foreign Smaller        EAFE        Global ex-U.S. less than
          Companies Fund        Index (7)      $2 Billion Index (7)
11/1/92        10000            10000                  10000
               10160            10097                   9976
               10249            10153                  10073
               10099            10155                  10145
               10280            10464                  10508
               10520            11380                  11556
               10911            12463                  12689
               11253            12730                  13332
               10894            12534                  12825
               11080            12975                  13228
               11786            13678                  13916
               11745            13373                  13650
10/31/93       12741            13788                  13753
               12378            12586                  12695
               13634            13497                  13623
               14655            14641                  14852
               14415            14603                  14916
               13905            13977                  14589
               14009            14574                  15110
               14061            14493                  14850
               13666            14702                  15036
               14235            14846                  15287
               14668            15201                  15566
               14331            14725                  15185
10/31/94       14594            15219                  15396
               13866            14491                  14432
               13618            14585                  14585
               13284            14028                  14094
               13496            13992                  13978
               13451            14869                  14504
               14072            15433                  14945
               14350            15252                  14761
               14714            14988                  14576
               15410            15925                  15422
               14962            15321                  15050
               15333            15625                  15103
10/31/95       14850            15209                  14619
               14917            15636                  14815
               15076            16270                  15374
               15617            16340                  15866
               16047            16398                  16026
               16292            16751                  16364
               16785            17242                  17220
               17030            16928                  17045
               17086            17028                  17021
               16539            16534                  16316
               16949            16574                  16531
               17159            17018                  16685
10/31/96       17593            16848                  16667
               18077            17522                  17013
               18719            17301                  16714
               19013            16699                  16672
               19294            16976                  17047
               19414            17042                  16713
               19200            17136                  16457
               19828            18255                  17363
               20578            19266                  17769
               20794            19582                  17554
               20914            18123                  16590
               21923            19142                  16713
10/31/97       20296            17676                  15675
               19717            17499                  14673
               19443            17656                  14258
               18942            18469                  14533
               20487            19658                  15700
               21417            20267                  16325
               21689            20432                  16386
               21360            20338                  16081
               20407            20496                  15336
               20148            20709                  15024
               17472            18148                  12799
               17041            17596                  12749
10/31/98       17760            19435                  13771
               18364            20436                  14274
               18211            21247                  14448
               17802            21189                  14247
               17684            20689                  14029
               18666            21558                  15049
               20482            22436                  16376
               20189            21285                  16041
               21263            22119                  17054
               21777            22783                  17455
               21997            22872                  17759
               21364            23107                  17571
10/31/99       21261            23978                  17458
               21540            24818                  17875
               22858            27049                  18835
               22575            25334                  18864
               22604            26020                  19341
               23856            27035                  19432
               23110            25618                  18025
               23079            24999                  17709
               24282            25981                  18797
               24102            24898                  18056
               24312            25119                  18596
               22946            23901                  17638
10/31/00       21686            23342                  16337
               21311            22471                  15760
               22163            23275                  16146
               23249            23264                  16677
               22442            21521                  16239
               20582            20097                  15113
               21683            21505                  15961
               22706            20763                  16106
               22003            19923                  15654
               21580            19562                  15018
               20972            19071                  15039
               18205            17143                  13161
10/31/01       18628            17582                  13641
               19799            18230                  14300
               20704            18340                  14573
               20959            17366                  14505
               21403            17489                  14708
               22867            18444                  15568
               23599            18577                  15942
               24283            18830                  16372
               23035            18088                  15668
               21202            16304                  14243
               20659            16272                  14143
               18936            14529                  12918
10/31/02       19608            15311                  13024



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6      10/31/02
-----------------------------
1-Year                +5.24%
5-Year                -0.69%
10-Year               +6.97%



7. Source: Standard & Poor's Micropal. The MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. The Salomon Brothers Global ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index, which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a $2 billion market capitalization of the available market capital in each country form the universe. The securities in the index are capitalization weighted.


Past performance does not guarantee future results.

TEMPLETON PACIFIC GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON PACIFIC GROWTH FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES THAT TRADE ON PACIFIC RIM MARKETS, AS DEFINED IN THE FUND'S PROSPECTUS, AND ARE ISSUED BY COMPANIES THAT HAVE THEIR PRINCIPAL ACTIVITIES IN THE PACIFIC RIM.
--------------------------------------------------------------------------------


This annual report for Templeton Pacific Growth Fund covers the fiscal year ended October 31, 2002. Equity investors generally suffered significant losses in their portfolio values during the period under review. Global economic difficulties led to a steady stream of earnings disappointments and downgrades that depressed stock markets. Optimism about the direction of global equity markets at the beginning of the Fund's fiscal year was quickly replaced by pessimism. Investors were, and at period-end still are, deeply worried about the health of the global economy and about the extent and sustainability of any rebound. Sentiment suffered further from concerns about the consequences of the fight against terrorism, such as its impact on oil prices, as well as by worries about corporate management quality and financial accounting accuracy. On a more positive note, the global consumer continued to spend, although less so in Asia and Europe than in the U.S. Within a global context, Asian stock markets performed slightly better than those in Europe and North America, with the South Korea and Thailand markets in particular performing significantly better.



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 33.

We believe there were a number of factors responsible for Asia's relative outperformance. First, the valuations of its companies appeared, overall, more attractive than those in other markets. In particular, lower price-to-earnings and price-to-book ratios were supported by higher dividend yields and comparable returns on capital. Second, many Asian companies' balance sheets, particularly those in non-Japan Asia, were not as heavily leveraged. After the shocks of the 1997 Asian economic crisis, many managements decided to materially reduce their debt. Largely as a result, there has been less financial strain. Third, domestic demand increased in a number of countries throughout the region, notably South Korea and Thailand. In addition, strong gross domestic product growth in China and India, the world's two most populous countries, continued and stimulated further consumer consumption.

Within this environment, Templeton Pacific Growth Fund Class A posted a -6.04% cumulative total return for the 12 months ended October 31, 2002, as shown in the Performance Summary beginning on page 18. By comparison, the Morgan Stanley Capital International (MSCI) Pacific Index had a -11.28% total return in U.S. dollars during the same time. 1

The Fund's relative performance hinges, crucially, on the performance of the Japanese stock market -- approximately two-thirds of the MSCI Pacific Index. During the 12 months ended October 31, 2002, the Japanese market performed worse than almost any other Asian market despite a significant short-term rally in February and March. Although there were signs of an export-led cyclical recovery, there was little evidence that domestic demand was improving. Furthermore, the reform process appeared to





GEOGRAPHIC DISTRIBUTION
Templeton Pacific Growth Fund
Based on Total Net Assets
10/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Japan                   26.0%
Hong Kong               18.2%
South Korea             10.9%
India                    8.3%
Singapore                5.6%
Australia                4.5%
Taiwan                   3.6%
China                    1.8%
New Zealand              1.3%
Philippines              1.1%
Thailand                 0.8%
Short-Term Investments
& Other Net Assets      17.9%


1. Source: Standard & Poor's Micropal. The unmanaged MSCI Pacific Index is market capitalization-weighted and measures the total returns of equity securities in the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

have stalled mainly due to Prime Minister Koizumi's inability to push change past the increasingly active anti-reform faction within the governing coalition. In our opinion, the political impasse and the absence of reform certainly lower the Japanese economy's long-term growth potential and do almost nothing to help consumer confidence. Most importantly, we believe Japan needs both to enact anti-deflationary measures and to re-capitalize the banking sector by resolving its non-performing loan problem. There have been many false promises of meaningful reform, and we can only hope that action is taken before another financial crisis is triggered.

Using Templeton's bottom-up investment approach, we struggled to find many sufficiently inexpensive companies in Japan. However, we are confident that some of the smaller, more domestically focused companies will prove a more fruitful area and be less prone to sudden shifts in asset allocation. Meitec and Tokyo Individualized Educational Institute, two recent portfolio additions, performed well during the reporting period. Both are plays on long-term domestic trends, namely outsourcing and supplementary education. In general, though, the Fund's exposure to Japan, although underweighted relative to the benchmark, did not provide positive returns.

Elsewhere, the Fund benefited from its exposure to such Australian and New Zealand holdings as banking companies Westpac and Australia and New Zealand Bank, resource firm BHP Billiton, and telecommunications company Telecom New Zealand, which each performed well during the Fund's fiscal year. Similarly, the portfolio had a heavy representation in the strongly performing South Korean market through Samsung Electronics, POSCO, Dae Duck Electronics and KT Corp., all of which appreciated in value.

During the period, the Fund's performance was hindered by several holdings. Acom Co., a Japanese financial company,





TOP 10 SECTORS/INDUSTRIES
Templeton Pacific Growth Fund
10/31/02

                    % OF TOTAL
                    NET ASSETS
------------------------------
Banks                    9.3%

Electronic Equipment
& Instruments            6.9%

Diversified Telecommunication
Services                 6.9%

Diversified Financials   4.7%

Household Durables       4.5%

Real Estate              4.4%

Metals & Mining          4.2%

Textiles & Apparel       4.1%

IT Consulting & Services 3.3%

Semiconductor Equipment
& Products               3.0%
suffered from deteriorating consumer finance conditions in Japan, while media companies APN News & Media (Australia) and SCMP Group (Hong Kong) were impacted by an advertising slowdown.

Going forward, we will continue to focus on company fundamentals as the basis for stock selection. In keeping with our value style of investing, it is our belief that a stock's fundamental value is of the utmost importance, and we shall continue to search for those issues that trade at a discount to our assessment of their worth. More specifically, we will concentrate our search on companies able to avert the threat of pricing pressure by producing value-added rather than commodity products or services.

Our outlook for the Fund is heavily dependent upon developments in Asia-Pacific economies. If the performance of these economies improves, we believe the Fund's holdings could do well. In our opinion, the Asia-Pacific economy has considerable long-term potential. In particular, we believe that China's entry into the World Trade Organization may provide interesting investment opportunities as direct foreign investment returns to Asia's largest nation and that China will underpin economic growth for the region, in large part because the country's export strength has increased significantly over the past decade. However, the Asia-Pacific region's economic fortunes are tied to those of other regions, notably the U.S. Given these trading links, we believe that continued economic prosperity in North America and Europe is essential if Asia is to realize its full potential.

It is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where



TOP 10 EQUITY HOLDINGS
Templeton Pacific Growth Fund
10/31/02

COMPANY
SECTOR/INDUSTRY,  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------
United Overseas
Bank Ltd.              3.4%
BANKS, SINGAPORE

Nippon Telegraph &
Telephone Corp.        2.8%
DIVERSIFIED TELECOM-
MUNICATION SERVICES, JAPAN

Japan Airport
Terminal Co. Ltd.      2.7%
TRANSPORTATION
INFRASTRUCTURE, JAPAN

Hung Hing Printing
Group Ltd.             2.6%
PAPER & FOREST PRODUCTS,
HONG KONG

Dae Duck
Electronics Co. Ltd.   2.4%
ELECTRONIC EQUIPMENT
& INSTRUMENTS, SOUTH KOREA

Kookmin Bank           2.3%
BANKS, SOUTH KOREA

POSCO                  2.2%
METALS & MINING,
SOUTH KOREA

Tokyo Individualized
Educational
Institute Inc.         2.1%
COMMERCIAL SERVICES
& SUPPLIES, JAPAN

Giordano
International Ltd.     2.0%
SPECIALTY RETAIL,
HONG KONG

Sangetsu Co. Ltd.      1.9%
HOUSEHOLD DURABLES,
JAPAN
the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in any emerging market means accepting a certain amount of volatility, and, in some cases, the consequences of severe market corrections. For example, the MSCI Hong Kong Index has increased 343% in the past 14 years, but has suffered 7 quarterly declines of more than 15% during that time.2 While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.


/s/Simon Rudolph
----------------
Simon Rudolph
Portfolio Manager
Templeton Pacific Growth Fund



2. Source: Standard & Poor's Micropal. Based on quarterly total return changes over 14 years ended 9/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total return of equity securities in Hong Kong.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

TEMPLETON PACIFIC
GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE INFORMATION

CLASS A                        CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.34          $5.29     $5.63

CLASS C                        CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.39          $5.15     $5.54

ADVISOR CLASS                  CHANGE        10/31/02  10/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.38          $5.33     $5.71

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/1/97, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE


CLASS A                               1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return 1              -6.04%  -49.66%  -39.94%
Average Annual Total Return 2         -11.39%  -13.85%   -5.53%
Value of $10,000 Investment 3          $8,861   $4,746   $5,663
Avg. Ann. Total Return (9/30/02) 4     -8.79%  -17.96%   -5.08%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (1/2/97)
----------------------------------------------------------------
Cumulative Total Return 1              -7.04%  -51.27%  -65.05%
Average Annual Total Return 2          -8.96%  -13.57%  -16.63%
Value of $10,000 Investment 3          $9,104   $4,824   $3,461
Avg. Ann. Total Return (9/30/02) 4     -5.92%  -17.64%  -16.83%

ADVISOR CLASS 5                        1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return 1              -6.66%  -48.86%  -38.84%
Average Annual Total Return 2          -6.66%  -12.55%   -4.80%
Value of $10,000 Investment 3          $9,334   $5,114   $6,116
Avg. Ann. Total Return (9/30/02) 4     -3.61%  -16.69%   -4.33%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used re-flecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -63.05% and -15.69%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


Class A (11/1/92-10/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Templeton Pacific Growth Fund          MSCI Pacific Index 6
11/1/92                  9429                          10000
                         9343                          10191
                         9172                          10077
                         9324                          10060
                         9709                          10550
                         9709                          11826
                        10380                          13712
                        10881                          14114
                        10650                          13886
                        10876                          14709
                        11527                          15146
                        11654                          14581
10/31/93                13055                          14907
                        12992                          12807
                        14760                          13702
                        14915                          15290
                        14441                          15686
                        13310                          14822
                        13501                          15465
                        14131                          15835
                        13691                          16356
                        14059                          16008
                        14684                          16288
                        14068                          15882
10/31/94                14160                          16285
                        13103                          15378
                        13183                          15484
                        12044                          14509
                        12590                          14152
                        12948                          15242
                        13108                          15893
                        13607                          15260
                        13356                          14616
                        13897                          15673
                        13726                          15085
                        13935                          15227
10/31/95                13385                          14488
                        13394                          15203
                        13954                          15948
                        15028                          15976
                        14967                          15799
                        14887                          16286
                        15519                          17118
                        15539                          16378
                        15324                          16385
                        14524                          15634
                        14811                          15225
                        15160                          15724
10/31/96                14883                          14996
                        15745                          15406
                        15607                          14608
                        15329                          13380
                        15390                          13661
                        14668                          13163
                        14730                          13439
                        15762                          14756
                        15912                          15673
                        16336                          15300
                        14072                          13785
                        14361                          13734
10/31/97                11249                          12068
                        10298                          11406
                         9711                          10906
                         9068                          11499
                        10195                          11913
                        10079                          11258
                         9447                          11037
                         8362                          10290
                         7680                          10272
                         7638                          10094
                         6379                           8902
                         6812                           8874
10/31/98                 8283                          10413
                         8886                          10893
                         8909                          11198
                         8621                          11281
                         8419                          11062
                         8962                          12458
                        10774                          13293
                        10401                          12503
                        11445                          13656
                        11413                          14698
                        11136                          14551
                        10753                          15225
10/31/99                10881                          15815
                        11690                          16603
                        12777                          17690
                        11925                          16840
                        11488                          16472
                        11989                          17617
                        11104                          16395
                         9836                          15444
                        10721                          16638
                        10305                          15055
                        10497                          15877
                         9527                          15042
10/31/00                 8877                          14180
                         8376                          13690
                         8168                          13153
                         8285                          13114
                         7975                          12556
                         7140                          11966
                         7493                          12755
                         7408                          12707
                         7118                          12101
                         6733                          11316
                         6626                          11050
                         5855                           9897
10/31/01                 6027                          10002
                         6476                          10291
                         6476                           9838
                         6273                           9292
                         6391                           9542
                         6755                          10065
                         6872                          10516
                         7118                          11069
                         6765                          10494
                         6316                           9787
                         6187                           9718
                         5663                           9242
10/31/02                 5663                           8874


AVERAGE ANNUAL TOTAL RETURN

CLASS A             10/31/02
-----------------------------
1-Year               -11.39%
5-Year               -13.85%
10-Year               -5.53%


Class C (1/2/97-10/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Templeton Pacific Growth Fund       MSCI Pacific Index 6
1/1/97                      9902                         10000
                            9731                          9160
                            9764                          9352
                            9298                          9011
                            9331                          9200
                            9987                         10102
                           10071                         10729
                           10327                         10474
                            8882                          9437
                            9059                          9402
10/31/97                    7102                          8262
                            6504                          7808
                            6128                          7466
                            5734                          7872
                            6442                          8156
                            6375                          7707
                            5967                          7556
                            5272                          7044
                            4847                          7032
                            4820                          6910
                            4017                          6094
                            4291                          6075
10/31/98                    5222                          7129
                            5597                          7457
                            5611                          7666
                            5429                          7723
                            5302                          7573
                            5638                          8529
                            6780                          9100
                            6545                          8559
                            7190                          9349
                            7170                         10062
                            6995                          9961
                            6747                         10422
10/31/99                    6820                         10827
                            7331                         11366
                            8003                         12111
                            7466                         11528
                            7183                         11277
                            7499                         12060
                            6935                         11223
                            6142                         10572
                            6693                         11390
                            6431                         10307
                            6545                         10869
                            5940                         10298
10/31/00                    5517                          9708
                            5201                          9372
                            5067                          9004
                            5141                          8977
                            4952                          8596
                            4428                          8192
                            4650                          8732
                            4590                          8699
                            4408                          8284
                            4166                          7747
                            4099                          7565
                            3615                          6776
10/31/01                    3723                          6847
                            3998                          7045
                            3985                          6735
                            3857                          6361
                            3931                          6532
                            4153                          6891
                            4220                          7199
                            4361                          7578
                            4139                          7184
                            3864                          6700
                            3783                          6653
                            3467                          6327
10/31/02                    3461                          6075



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  10/31/02
----------------------------------
1-Year                     -8.96%
5-Year                    -13.57%
Since Inception (1/2/97)  -16.63%


Past performance does not guarantee future results.

Advisor Class (11/1/92-10/31/02)5

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Templeton Pacific Growth Fund      MSCI Pacific Index 6
11/1/92                   10000                         10000
                           9908                         10191
                           9727                         10077
                           9888                         10060
                          10297                         10550
                          10297                         11826
                          11008                         13712
                          11540                         14114
                          11295                         13886
                          11535                         14709
                          12225                         15146
                          12360                         14581
10/31/93                  13846                         14907
11/30/93                  13779                         12807
12/31/93                  15654                         13702
1/31/94                   15819                         15290
2/28/94                   15316                         15686
3/31/94                   14117                         14822
4/30/94                   14320                         15465
5/31/94                   14987                         15835
6/30/94                   14521                         16356
7/31/94                   14912                         16008
8/31/94                   15575                         16288
9/30/94                   14921                         15882
10/31/94                  15018                         16285
11/30/94                  13896                         15378
12/31/94                  13981                         15484
1/31/95                   12773                         14509
2/28/95                   13352                         14152
3/31/95                   13731                         15242
4/30/95                   13901                         15893
5/31/95                   14431                         15260
6/30/95                   14165                         14616
7/31/95                   14739                         15673
8/31/95                   14558                         15085
9/30/95                   14779                         15227
10/31/95                  14195                         14488
11/30/95                  14205                         15203
12/31/95                  14799                         15948
1/31/96                   15937                         15976
2/29/96                   15873                         15799
3/31/96                   15787                         16286
4/30/96                   16458                         17118
5/31/96                   16480                         16378
6/30/96                   16252                         16385
7/31/96                   15404                         15634
8/31/96                   15709                         15225
9/30/96                   16080                         15724
10/31/96                  15785                         14996
11/30/96                  16699                         15406
12/31/96                  16552                         14608
1/31/97                   16289                         13380
2/28/97                   16354                         13661
3/31/97                   15599                         13163
4/30/97                   15664                         13439
5/31/97                   16772                         14756
6/30/97                   16918                         15673
7/31/97                   17358                         15300
8/31/97                   14950                         13785
9/30/97                   15269                         13734
10/31/97                  11960                         12068
11/30/97                  10948                         11406
12/31/97                  10339                         10906
1/31/98                    9666                         11499
2/28/98                   10889                         11913
3/31/98                   10777                         11258
4/30/98                   10104                         11037
5/31/98                    8938                         10290
6/30/98                    8223                         10272
7/31/98                    8190                         10094
8/31/98                    6836                          8902
9/30/98                    7299                          8874
10/31/98                   8889                         10413
11/30/98                   9543                         10893
12/31/98                   9561                         11198
1/31/99                    9265                         11281
2/28/99                    9049                         11062
3/31/99                    9641                         12458
4/30/99                   11611                         13293
5/31/99                   11224                         12503
6/30/99                   12351                         13656
7/31/99                   12305                         14698
8/31/99                   12021                         14551
9/30/99                   11600                         15225
10/31/99                  11737                         15815
11/30/99                  12625                         16603
12/31/99                  13798                         17690
1/31/00                   12888                         16840
2/29/00                   12410                         16472
3/31/00                   12968                         17617
4/30/00                   12012                         16395
5/31/00                   10646                         15444
6/30/00                   11626                         16638
7/31/00                   11170                         15055
8/31/00                   11387                         15877
9/30/00                   10339                         15042
10/31/00                   9610                         14180
11/30/00                   9075                         13690
12/31/00                   8852                         13153
1/31/01                    8978                         13114
2/28/01                    8657                         12556
3/31/01                    7750                         11966
4/30/01                    8140                         12755
5/31/01                    8037                         12707
6/30/01                    7739                         12101
7/31/01                    7314                         11316
8/31/01                    7199                         11050
9/30/01                    6361                          9897
10/31/01                   6556                         10002
11/30/01                   7039                         10291
12/31/01                   7039                          9838
1/31/02                    6821                          9292
2/28/02                    6947                          9542
3/31/02                    7349                         10065
4/30/02                    7487                         10516
5/31/02                    7717                         11069
6/30/02                    7338                         10494
7/31/02                    6844                          9787
8/31/02                    6695                          9718
9/30/02                    6133                          9242
10/31/02                   6116                          8874


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 5     10/31/02
-----------------------------
1-Year                -6.66%
5-Year               -12.55%
10-Year               -4.80%



6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is market capitalization-weighted and measures the total returns of equity securities in the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore.


Past performance does not guarantee future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights



TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                                  CLASS A
                                                            --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.91    $14.42     $14.43    $12.33    $15.06
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income a .................................      .15       .21        .31       .24       .26
 Net realized and unrealized gains (losses) ..............      .45     (2.18)      (.05)     2.13     (2.08)
                                                            --------------------------------------------------
Total from investment operations .........................      .60     (1.97)       .26      2.37     (1.82)
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.24)     (.45)      (.27)     (.27)     (.24)
 Net realized gains ......................................       --      (.09)        --        --      (.67)
                                                            --------------------------------------------------
Total distributions ......................................     (.24)     (.54)      (.27)     (.27)     (.91)
                                                            --------------------------------------------------
Net asset value, end of year .............................   $12.27    $11.91     $14.42    $14.43    $12.33
                                                            --------------------------------------------------

Total return b ...........................................     4.98%   (14.28)%     1.71%    19.51%   (12.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $71,070   $60,579    $99,179  $102,684  $113,964
Ratios to average net assets:
 Expenses ................................................     1.63%     1.67%      1.58%     1.65%     1.48%
 Expenses, excluding waiver and payments by affiliate ....     1.63%     1.67%      1.58%     1.65%     1.50%
 Net investment income ...................................     1.15%     1.50%      1.99%     1.78%     1.23%
Portfolio turnover rate ..................................    27.23%    28.93%     37.22%    18.76%    22.82%






a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return does not reflect sales commissions and is not annualized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (CONTINUED)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)



                                                                                      CLASS B
                                                                     -----------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                     -----------------------------------------
                                                                         2002       2001      2000      1999 D
                                                                     -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $11.77     $14.28    $14.35    $12.44
                                                                     -----------------------------------------
Income from investment operations:
 Net investment income a .........................................        .03        .10       .22       .08
 Net realized and unrealized gains (losses) ......................        .46      (2.17)     (.08)     1.89
                                                                     -----------------------------------------
Total from investment operations .................................        .49      (2.07)      .14      1.97
                                                                     -----------------------------------------
Less distributions from:
 Net investment income ...........................................       (.15)      (.35)     (.21)     (.06)
 Net realized gains ..............................................         --       (.09)       --        --
                                                                     -----------------------------------------
Total distributions ..............................................       (.15)      (.44)     (.21)     (.06)
                                                                     -----------------------------------------
Net asset value, end of year .....................................     $12.11     $11.77    $14.28    $14.35
                                                                     -----------------------------------------

Total return b ...................................................      4.09%   (14.95)%      .91%    15.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $1,691       $550      $482      $201
Ratios to average net assets:
 Expenses ........................................................      2.38%      2.46%     2.37%     1.99% c
 Net investment income ...........................................       .40%       .74%     1.42%      .59% c
Portfolio turnover rate ..........................................     27.23%     28.93%    37.22%    18.76%








a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge and is not annualized.
c Annualized.
d For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (CONTINUED)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                   CLASS C
                                                            ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------
                                                               2002      2001       2000      1999      1998 D
                                                            ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.82    $14.33     $14.36    $12.32    $14.23
                                                            ---------------------------------------------------
Income from investment operations:
 Net investment income a .................................      .05       .09        .18       .13       .01
 Net realized and unrealized gains (losses) ..............      .47     (2.17)      (.04)     2.11     (1.92)
                                                            ---------------------------------------------------
Total from investment operations .........................      .52     (2.08)       .14      2.24     (1.91)
                                                            ---------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.17)     (.34)      (.17)     (.20)       --
 Net realized gains ......................................       --      (.09)        --        --        --
                                                            ---------------------------------------------------
Total distributions ......................................     (.17)     (.43)      (.17)     (.20)       --
                                                            ---------------------------------------------------
Net asset value, end of year .............................   $12.17    $11.82     $14.33    $14.36    $12.32
                                                            ---------------------------------------------------

Total return b ...........................................    4.28%  (14.97)%       .94%    18.46%   (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $3,904    $1,135       $894      $631      $450
Ratios to average net assets:
 Expenses ................................................    2.31%     2.46%      2.36%     2.40%     2.54% c
 Net investment income ...................................     .47%      .69%      1.18%      .94%     1.08% c
Portfolio turnover rate ..................................   27.23%    28.93%     37.22%    18.76%    22.82%




a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return does not reflect sales commission or the contingent deferred sales charge and is not annualized.
c Annualized.
d For the period July 1, 1998 (effective date) to October 31, 1998.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (CONTINUED)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)



                                                                               ADVISOR CLASS
                                                            -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $11.92    $14.45     $14.45    $12.34    $15.09
                                                            -------------------------------------------------
Income from investment operations:
 Net investment incomea .................................       .20       .23        .35       .26       .32
 Net realized and unrealized gains (losses) .............       .44     (2.19)      (.05)     2.14     (2.13)
                                                            -------------------------------------------------
Total from investment operations ........................       .64     (1.96)       .30      2.40     (1.81)
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.27)     (.48)      (.30)     (.29)     (.27)
 Net realized gains .....................................        --      (.09)        --        --      (.67)
                                                            -------------------------------------------------
Total distributions .....................................      (.27)     (.57)      (.30)     (.29)     (.94)
                                                            -------------------------------------------------
Net asset value, end of year ............................    $12.29    $11.92     $14.45    $14.45    $12.34
                                                            -------------------------------------------------

Total returnb ...........................................     5.24%   (14.11)%     2.01%    19.81%  (12.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $16,937    $5,059    $10,708    $9,841   $12,402
Ratios to average net assets:
 Expenses ...............................................     1.35%     1.46%      1.38%     1.43%     1.31%
 Expenses, excluding waiver and payments by affiliate ...     1.35%     1.46%      1.38%     1.43%     1.33%
 Net investment income ..................................     1.43%     1.67%      2.31%     1.94%     1.43%
Portfolio turnover rate .................................    27.23%    28.93%     37.22%    18.76%    22.82%








a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return is not annualized.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002



    TEMPLETON FOREIGN SMALLER COMPANIES FUND                                 COUNTRY      SHARES    VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    COMMON STOCKS 90.0%
    AUTO COMPONENTS 2.1%
    Italdesign-Giugiaro SpA ..........................................        Italy      243,255  $  867,219
    Linamar Corp. ....................................................       Canada      185,435   1,064,875
                                                                                                  ----------
                                                                                                   1,932,094
                                                                                                  ----------

   *AUTOMOBILES 1.0%
    Tata Engineering & Locomotive Co. ................................        India      320,650     959,827
                                                                                                  ----------

    BANKS 5.0%
    Banca Popolare di Verona e Novara SCRL ...........................        Italy      134,365   1,610,038
    Dah Sing Financial Holdings Ltd. .................................      Hong Kong    295,200   1,370,145
    Laurentian Bank of Canada ........................................       Canada       92,100   1,651,976
                                                                                                  ----------
                                                                                                   4,632,159
                                                                                                  ----------
    BEVERAGES 1.5%
    Grupo Continental SA .............................................       Mexico      954,710   1,410,762
                                                                                                  ----------
    BUILDING PRODUCTS 2.9%
    Novar PLC ........................................................   United Kingdom  348,484     553,366
    Uralita SA .......................................................        Spain      325,831   2,129,614
                                                                                                  ----------
                                                                                                   2,682,980
                                                                                                  ----------
    CHEMICALS .7%
    Yule Catto & Company PLC .........................................   United Kingdom  156,980     681,507
                                                                                                  ----------

    COMMERCIAL SERVICES & SUPPLIES 7.5%
    Arcadis NV .......................................................     Netherlands   194,545   1,810,975
    GTC Transcontinental Group Ltd., B ...............................       Canada      100,000   2,443,309
    Observer AB ......................................................       Sweden      129,070     486,001
    Tokyo Individualized Educational Institute Inc. ..................        Japan       91,500   1,829,851
    Vedior NV ........................................................     Netherlands    77,855     474,162
                                                                                                  ----------
                                                                                                   7,044,298
                                                                                                  ----------

    COMPUTERS & PERIPHERALS 3.1%
   *ATI Technologies Inc. ............................................       Canada      254,770   1,619,266
    Compal Electronics Inc. ..........................................       Taiwan    1,189,200   1,320,763
                                                                                                  ----------
                                                                                                   2,940,029
                                                                                                  ----------
    CONSTRUCTION MATERIALS 1.4%
    Associated Cement Cos. Ltd. ......................................        India      223,650     613,950
    Gujarat Ambuja Cements Ltd. ......................................        India      214,580     692,924
                                                                                                  ----------
                                                                                                   1,306,874
                                                                                                  ----------
    DISTRIBUTORS .6%
    Li & Fung Ltd. ...................................................      Hong Kong    584,000     580,305
                                                                                                  ----------
    DIVERSIFIED FINANCIALS 6.3%
    D. Carnegie & Co. AB .............................................       Sweden      135,800     837,416
    Housing Development Finance Corp. Ltd. ...........................        India      171,071   2,225,976
    North West Company Fund ..........................................       Canada      174,920   2,273,792
    Vontobel Holding AG ..............................................     Switzerland    39,675     517,372
                                                                                                  ----------
                                                                                                   5,854,556
                                                                                                  ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



    TEMPLETON FOREIGN SMALLER COMPANIES FUND                                 COUNTRY      SHARES    VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
    Asia Satellite Telecommunications Holdings Ltd. ..................      Hong Kong    594,500   $ 701,264
   *Philippine Long Distance Telephone Co. ...........................     Philippines    96,300     416,922
                                                                                                  ----------
                                                                                                   1,118,186
                                                                                                  ----------
    ELECTRICAL EQUIPMENT 3.0%
    Draka Holding NV .................................................     Netherlands    24,640     339,172
    Halla Climate Control Co. Ltd. ...................................     South Korea    53,700   1,771,637
    Kidde PLC ........................................................   United Kingdom  669,035     701,273
                                                                                                  ----------
                                                                                                   2,812,082
                                                                                                  ----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 4.1%
    Dae Duck Electronics Co. Ltd. ....................................     South Korea   173,313   1,389,633
   *GSI Lumonics Inc. ................................................       Canada      117,105     576,736
    Laird Group PLC ..................................................   United Kingdom  270,560     596,823
   *Orbotech Ltd. ....................................................       Israel       21,970     279,019
    Samsung Electro-Mechanics Co. ....................................     South Korea    25,450     968,082
                                                                                                  ----------
                                                                                                   3,810,293
                                                                                                  ----------
    ENERGY EQUIPMENT & SERVICES .8%
    IHC Caland NV ....................................................     Netherlands    16,900     749,772
                                                                                                  ----------

    FOOD PRODUCTS 2.9%
    Geest PLC ........................................................   United Kingdom  141,975   1,279,374
    Lindt & Spruengli Chocolate Works Ltd. ...........................     Switzerland     1,450     787,766
    Want Want Holdings Ltd. ..........................................      Singapore  1,104,000     690,000
                                                                                                  ----------
                                                                                                   2,757,140
                                                                                                  ----------

    GAS UTILITIES .8%
    Gas Authority of India Ltd., GDR, 144A ...........................        India       89,065     712,520
                                                                                                  ----------
    HEALTH CARE EQUIPMENT & SUPPLIES .8%
    Moulin International Holdings Ltd. ...............................      Hong Kong  2,457,000     787,566
                                                                                                  ----------
    HEALTH CARE PROVIDERS & SERVICES 5.5%
    Gehe AG ..........................................................       Germany      51,310   1,951,182
    Mayne Group Ltd. .................................................      Australia    480,450     959,940
    OPG Groep NV .....................................................     Netherlands    55,550   2,225,191
                                                                                                  ----------
                                                                                                   5,136,313
                                                                                                  ----------
    HOTELS RESTAURANTS & LEISURE .9%
    Sol Melia SA .....................................................        Spain      201,445     865,787
                                                                                                  ----------
    HOUSEHOLD DURABLES 2.9%
    Sangetsu Co. Ltd. ................................................        Japan       63,000     965,235
    Techtronic Industries Co. Ltd. ...................................      Hong Kong  2,296,000   1,751,582
                                                                                                  ----------
                                                                                                   2,716,817
                                                                                                  ----------
    INDUSTRIAL CONGLOMERATES 1.4%
    Aalberts Industries NV ...........................................     Netherlands    90,682   1,330,865
                                                                                                  ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



    TEMPLETON FOREIGN SMALLER COMPANIES FUND                                 COUNTRY      SHARES     VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    IT CONSULTING & SERVICES 2.5%
    Meitec Corp. .....................................................        Japan       46,000  $1,026,937
    Satyam Computers Services Ltd. ...................................        India      271,595   1,322,298
                                                                                                  ----------
                                                                                                   2,349,235
                                                                                                  ----------
    LEISURE EQUIPMENT & PRODUCTS .9%
    Amer Group Ltd., A ...............................................       Finland      29,070     866,515
                                                                                                  ----------
    MACHINERY 3.6%
    KCI Konecranes International PLC .................................       Finland      24,105     475,034
    Kurita Water Industries Ltd. .....................................        Japan       75,000     636,683
    METSO OYJ ........................................................       Finland     162,660   1,506,111
   *Swisslog Holding AG ..............................................     Switzerland    80,695     732,498
                                                                                                  ----------
                                                                                                   3,350,326
                                                                                                  ----------
    MEDIA 2.5%
    APN News & Media Ltd. ............................................      Australia  1,053,445   1,736,448
    SCMP Group Ltd. ..................................................      Hong Kong  1,300,385     600,228
                                                                                                  ----------
                                                                                                   2,336,676
                                                                                                  ----------
    METALS & MINING 2.4%
    Iluka Resources Ltd. .............................................      Australia    629,510   1,677,016
    Sons of Gwalia Ltd. ..............................................      Australia    364,485     536,067
                                                                                                  ----------
                                                                                                   2,213,083
                                                                                                  ----------
    MULTILINE RETAIL 2.7%
    Debenhams PLC ....................................................   United Kingdom  222,305   1,099,005
    Galeries Lafayette SA ............................................       France       12,195   1,443,159
                                                                                                  ----------
                                                                                                   2,542,164
                                                                                                  ----------
    OFFICE ELECTRONICS .8%
    Oce NV ...........................................................     Netherlands    72,000     716,578
                                                                                                  ----------
    PAPER & FOREST PRODUCTS 2.0%
    Hung Hing Printing Group Ltd. ....................................      Hong Kong  2,816,000   1,841,384
                                                                                                  ----------
    PHARMACEUTICALS 3.0%
    Ono Pharmaceutical Co. Ltd. ......................................        Japan       32,000   1,008,244
    Orion Yhtyma OYJ, B ..............................................       Finland      91,600   1,800,614
                                                                                                  ----------
                                                                                                   2,808,858
                                                                                                  ----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.8%
    ASM Pacific Technology Ltd. ......................................      Hong Kong    477,000     926,558
    Jenoptik AG ......................................................       Germany      64,440     772,157
                                                                                                  ----------
                                                                                                   1,698,715
                                                                                                  ----------
   *SOFTWARE .6%
    Thiel Logistik AG ................................................     Luxembourg    115,429     577,259
                                                                                                  ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



    TEMPLETON FOREIGN SMALLER COMPANIES FUND                                 COUNTRY      SHARES     VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SPECIALTY RETAIL 3.0%
    Athlon Groep NV ..................................................     Netherlands    79,540 $   669,529
   *Burberry Group PLC, 144A .........................................   United Kingdom  254,200     968,362
    Giordano International Ltd. ......................................      Hong Kong  3,154,000   1,203,068
                                                                                                 -----------
                                                                                                   2,840,959
                                                                                                 -----------
    TEXTILES & APPAREL 4.0%
    Fountain Set Holdings Ltd. .......................................      Hong Kong  2,778,000   1,300,070
    Lerado Group Holdings Co. Ltd. ...................................      Hong Kong  9,154,000   1,420,162
    Yue Yuen Industrial Holdings Ltd. ................................      Hong Kong    373,000   1,028,226
                                                                                                 -----------
                                                                                                   3,748,458
                                                                                                 -----------
    TRADING COMPANIES & DISTRIBUTORS 1.5%
    Danske Traelast AS ...............................................       Denmark      90,610   1,388,492
                                                                                                 -----------
    TRANSPORTATION INFRASTRUCTURE 2.3%
    Grupo Aeroportuario del Sureste SA de CV, ADR ....................       Mexico       98,310   1,082,393
    Japan Airport Terminal Co. Ltd. ..................................        Japan      169,000   1,082,891
                                                                                                 -----------
                                                                                                   2,165,284
                                                                                                 -----------
    TOTAL COMMON STOCKS (COST $86,355,121)                                                        84,266,718
                                                                                                 -----------
    PREFERRED STOCKS 1.4%
    TEXTILES & APPAREL .7%
    Hugo Boss AG, pfd. ...............................................       Germany      72,100     699,723
                                                                                                 -----------
    WIRELESS TELECOMMUNICATION SERVICES .7%
    Telemig Celular Participacoes SA, ADR, pfd. ......................       Brazil       37,078     623,281
                                                                                                 -----------
    TOTAL PREFERRED STOCKS (COST $2,033,404)                                                       1,323,004
                                                                                                 -----------
    TOTAL LONG TERM INVESTMENTS (COST $88,388,525)                                                85,589,722
                                                                                                 -----------


                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                       ---------
    SHORT TERM INVESTMENTS (COST $729,594) .8%
    U.S. Treasury Bill, 1.43%, 11/14/02 ..............................   United States $ 730,000     729,626
                                                                                                 -----------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $89,118,119) .                            86,319,348
                                                                                                 -----------
   aREPURCHASE AGREEMENT (COST $4,500,000) 4.8%
    Dresdner Bank AG, 1.82%, 11/01/02 (Maturity Value $4,500,228)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ...................................   United States 4,500,000   4,500,000
                                                                                                 -----------
    TOTAL INVESTMENTS (COST $93,618,119) 97.0% .......................                            90,819,348
    OTHER ASSETS, LESS LIABILITIES 3.0% ..............................                             2,782,872
                                                                                                 -----------
    TOTAL NET ASSETS 100.0% ..........................................                           $93,602,220
                                                                                                 ===========



*Non-income producing securities.
a See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights



TEMPLETON PACIFIC GROWTH FUND


                                                                                   CLASS A
                                                             ------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                             ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $5.63     $8.33     $10.20    $ 7.83    $10.88
                                                             ------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..........................     (.01)     (.01)       .03       .01       .13
 Net realized and unrealized gains (losses) ..............     (.33)    (2.65)     (1.90)     2.42     (2.98)
                                                             ------------------------------------------------
Total from investment operations .........................     (.34)    (2.66)     (1.87)     2.43     (2.85)
                                                             ------------------------------------------------
Less distributions from:
 Net investment income ...................................       --      (.04)        --      (.06)     (.13)
 Net realized gains ......................................       --        --         --        --      (.07)
                                                             ------------------------------------------------
Total distributions ......................................       --      (.04)        --      (.06)     (.20)
                                                             ------------------------------------------------
Net asset value, end of year .............................    $5.29     $5.63     $ 8.33    $10.20    $ 7.83
                                                             ------------------------------------------------

Total return b ...........................................  (6.04)%  (32.11)%   (18.33)%    31.23%  (26.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $17,242   $19,049    $59,292   $73,160   $42,200
Ratios to average net assets:
 Expenses ................................................    2.22%     2.27%      1.81%     1.92%     1.90%
 Net investment income (loss) ............................   (.23)%    (.16)%       .31%      .10%     1.43%
Portfolio turnover rate ..................................   47.98%    65.33%     36.56%    39.33%    19.61%






a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return does not reflect sales commissions and is not annualized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (CONTINUED)



TEMPLETON PACIFIC GROWTH FUND (CONT.)


                                                                                 CLASS C
                                                             ------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                             ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $5.54     $8.21     $10.15    $ 7.80    $10.81
                                                             ------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..........................     (.06)     (.06)      (.05)     (.07)      .08
 Net realized and unrealized gains (losses) ..............     (.33)    (2.61)     (1.89)     2.45     (2.92)
                                                             ------------------------------------------------
Total from investment operations .........................     (.39)    (2.67)     (1.94)     2.38     (2.84)
                                                             ------------------------------------------------
Less distributions from:
 Net investment income ...................................       --        --         --      (.03)     (.10)
 Net realized gains ......................................       --        --         --        --      (.07)
                                                             ------------------------------------------------
Total distributions ......................................       --        --         --      (.03)     (.17)
                                                             ------------------------------------------------
Net asset value, end of year .............................    $5.15     $5.54     $ 8.21    $10.15    $ 7.80
                                                             ------------------------------------------------

Total return b ...........................................   (7.04)% (32.52)%   (19.11)%    30.61%  (26.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $4,169    $4,472     $7,605   $11,925    $6,183
Ratios to average net assets:
 Expenses ................................................    2.93%     3.05%      2.60%     2.70%     2.63%
 Net investment income (loss) ............................   (.94)%    (.92)%     (.51)%    (.71)%     .67%
Portfolio turnover rate ..................................   47.98%    65.33%     36.56%    39.33%    19.61%




a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (CONTINUED)



TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                               ADVISOR CLASS
                                                            -------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $5.71     $8.44     $10.31    $ 7.88    $10.88
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................      (.01)       -- c      .04       .04       .15
 Net realized and unrealized gains (losses) .............      (.37)    (2.66)     (1.91)     2.46     (2.93)
                                                            -------------------------------------------------
Total from investment operations ........................      (.38)    (2.66)     (1.87)     2.50     (2.78)
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ..................................        --      (.07)        --      (.07)     (.15)
 Net realized gains .....................................        --        --         --        --      (.07)
                                                            -------------------------------------------------
Total distributions .....................................        --      (.07)        --      (.07)     (.22)
                                                            -------------------------------------------------
Net asset value, end of year ............................     $5.33     $5.71     $ 8.44    $10.31    $ 7.88
                                                            -------------------------------------------------

Total return b ..........................................   (6.66)%  (31.79)%   (18.14)%    32.15%  (25.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................      $260      $715     $1,286    $7,252    $1,454
Ratios to average net assets:
 Expenses ...............................................     1.94%     2.06%      1.61%     1.71%     1.62%
 Net investment income ..................................      .05%      .05%       .33%      .40%     1.78%
Portfolio turnover rate .................................    47.98%    65.33%     36.56%    39.33%    19.61%

a Based on average weighted shares outstanding effective year ended October 31,
  1999.
b Total return is not annualized.
c Actual net investment income per share was $.003.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002




    TEMPLETON PACIFIC GROWTH FUND                                           COUNTRY       SHARES     VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 82.1%
    AUTO COMPONENTS 1.3%
    Denso Corp. ......................................................        Japan       18,100 $   288,542
                                                                                                 -----------
   *AUTOMOBILES 1.4%
    Tata Engineering & Locomotive Co. ................................        India       93,900     281,078
    Tata Engineering & Locomotive Co. Ltd., GDR ......................        India       10,000      30,300
                                                                                                 -----------
                                                                                                     311,378
                                                                                                 -----------
    BANKS 9.3%
   *Bangkok Bank Public Co. Ltd., fgn. ...............................      Thailand     126,400     178,172
    DBS Group Holdings Ltd. ..........................................      Singapore     45,000     316,022
    HSBC Holdings PLC ................................................      Hong Kong     28,320     308,641
    Kookmin Bank .....................................................     South Korea    14,670     488,799
    United Overseas Bank Ltd. ........................................      Singapore     96,000     728,550
                                                                                                 -----------
                                                                                                   2,020,184
                                                                                                 -----------
    BUILDING PRODUCTS .7%
    Toto Ltd. ........................................................        Japan       48,000     150,453
                                                                                                 -----------
    COMMERCIAL SERVICES & SUPPLIES 2.1%
    Tokyo Individualized Educational Institute Inc. ..................        Japan       22,500     449,963
                                                                                                 -----------
    COMPUTERS & PERIPHERALS 2.5%
    Compal Electronics Inc. ..........................................       Taiwan      302,400     335,855
    NEC Corp. ........................................................        Japan       56,000     205,698
                                                                                                 -----------
                                                                                                     541,553
                                                                                                 -----------
    CONSTRUCTION MATERIALS 2.4%
    Associated Cement Cos. Ltd. ......................................        India       91,920     252,333
    Gujarat Ambuja Cements Ltd., GDR, Reg S ..........................        India       77,335     268,739
                                                                                                 -----------
                                                                                                     521,072
                                                                                                 -----------
    DIVERSIFIED FINANCIALS 4.7%
    Acom Co. Ltd. ....................................................        Japan        7,500     232,022
    Guoco Group Ltd. .................................................      Hong Kong     24,000     139,704
    Housing Development Finance Corp. Ltd. ...........................        India       28,455     370,257
    Nomura Holdings Inc. .............................................        Japan       24,000     276,222
                                                                                                 -----------
                                                                                                   1,018,205
                                                                                                 -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 6.9%
    Asia Satellite Telecommunications Holdings Ltd. ..................      Hong Kong    210,500     248,303
    KT Corp., ADR ....................................................     South Korea    11,250     231,075
    Nippon Telegraph & Telephone Corp. ...............................        Japan          164     601,061
   *Philippine Long Distance Telephone Co. ...........................     Philippines    30,100     130,315
    Telecom Corp. of New Zealand Ltd. ................................     New Zealand   112,890     277,729
                                                                                                 -----------
                                                                                                   1,488,483
                                                                                                 -----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



    TEMPLETON PACIFIC GROWTH FUND                                            COUNTRY      SHARES     VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC EQUIPMENT & INSTRUMENTS 6.9%
   *ASE Test Ltd. ....................................................       Taiwan       27,120 $   115,531
    Dae Duck Electronics Co. Ltd. ....................................     South Korea    64,864     520,083
    Hitachi Ltd. .....................................................        Japan       83,200     325,303
    Murata Manufacturing Co. Ltd. ....................................        Japan        5,000     236,307
    Samsung Electro-Mechanics Co. ....................................     South Korea     7,990     303,928
                                                                                                 -----------
                                                                                                   1,501,152
                                                                                                 -----------
    FOOD PRODUCTS .8%
    Want Want Holdings Ltd. ..........................................      Singapore    280,000     175,000
                                                                                                 -----------
    GAS UTILITIES 1.2%
    Gas Authority of India Ltd., GDR, 144A ...........................        India       33,440     267,520
                                                                                                 -----------
    HOUSEHOLD DURABLES 4.5%
    Matsushita Electric Industrial Co. Ltd. ..........................        Japan       31,000     324,904
    Sangetsu Co. Ltd. ................................................        Japan       27,000     413,673
    Sony Corp. .......................................................        Japan        5,400     232,291
                                                                                                 -----------
                                                                                                     970,868
                                                                                                 -----------
    INDUSTRIAL CONGLOMERATES .5%
    Hutchison Whampoa Ltd. ...........................................      Hong Kong     18,000     110,779
                                                                                                 -----------
    INSURANCE 1.6%
    Sompo Japan Insurance Inc. .......................................        Japan       66,000     344,788
                                                                                                 -----------
    IT CONSULTING & SERVICES 3.3%
    Meitec Corp. .....................................................        Japan       17,000     379,520
    Satyam Computers Services Ltd., ADR ..............................        India       30,100     325,682
                                                                                                 -----------
                                                                                                     705,202
                                                                                                 -----------
    MACHINERY .8%
    Kurita Water Industries Ltd. .....................................        Japan       19,600     166,386
                                                                                                 -----------
    MEDIA 1.9%
    APN News & Media Ltd. ............................................      Australia    183,500     302,473
    SCMP Group Ltd. ..................................................      Hong Kong    243,000     112,163
                                                                                                 -----------
                                                                                                     414,636
                                                                                                 -----------
    METALS & MINING 4.2%
    BHP Billiton Ltd. ................................................      Australia     31,004     166,738
    POSCO ............................................................     South Korea     5,145     483,465
    WMC Ltd. .........................................................      Australia     61,470     258,940
                                                                                                 -----------
                                                                                                     909,143
                                                                                                 -----------
    OIL & GAS 2.5%
    CNOOC Ltd. .......................................................      Hong Kong    235,000     293,774
    Woodside Petroleum Ltd. ..........................................      Australia     38,500     256,838
                                                                                                 -----------
                                                                                                     550,612
                                                                                                 -----------
    PAPER & FOREST PRODUCTS 2.6%
    Hung Hing Printing Group Ltd. ....................................      Hong Kong    848,000     554,508
                                                                                                 -----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



    TEMPLETON PACIFIC GROWTH FUND                                            COUNTRY      SHARES     VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    PHARMACEUTICALS 1.0%
    Ono Pharmaceutical Co. Ltd. ......................................        Japan        7,000 $   220,553
                                                                                                 -----------
    REAL ESTATE 4.4%
    Ayala Land Inc. ..................................................     Philippines 1,090,000     102,588
    Cheung Kong Holdings Ltd. ........................................      Hong Kong     43,300     287,303
    Hang Lung Properties Ltd. ........................................      Hong Kong    339,500     330,822
    Sun Hung Kai Properties Ltd. .....................................      Hong Kong     37,000     230,558
                                                                                                 -----------
                                                                                                     951,271
                                                                                                 -----------
    ROAD & RAIL 1.0%
    East Japan Railway Co. ...........................................        Japan           47     214,072
                                                                                                 -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.0%
   *Advanced Semiconductor Engineering Inc. ..........................       Taiwan      554,000     302,863
    Samsung Electronics Co. Ltd. .....................................     South Korea     1,205     341,178
                                                                                                 -----------
                                                                                                     644,041
                                                                                                 -----------
    SPECIALTY RETAIL 2.0%
    Giordano International Ltd. ......................................      Hong Kong  1,124,000     428,741
                                                                                                 -----------
    TEXTILES & APPAREL 4.1%
    Fountain Set Holdings Ltd. .......................................      Hong Kong    860,000     402,470
    Lerado Group Holdings Co. Ltd. ...................................      Hong Kong  2,518,000     390,645
    Yue Yuen Industrial Holdings Ltd. ................................      Hong Kong     38,000     104,752
                                                                                                 -----------
                                                                                                     897,867
                                                                                                 -----------
    TRANSPORTATION INFRASTRUCTURE 2.7%
    Japan Airport Terminal Co. Ltd. ..................................        Japan       91,000     583,095
                                                                                                 -----------
   *WIRELESS TELECOMMUNICATION SERVICES 1.8%
    China Mobile (Hong Kong) Ltd., fgn. ..............................        China      155,000     380,577
                                                                                                 -----------
    TOTAL COMMON STOCKS (COST $21,689,705) ...........................                            17,780,644
                                                                                                 -----------


                                                                                       PRINCIPAL
                                                                                        AMOUNT
                                                                                       ---------
    SHORT TERM INVESTMENTS (COST $2,998,332) 13.8%
    U.S. Treasury Bill, 1.431%, 11/14/02 .............................  United States $3,000,000   2,998,461
                                                                                                 -----------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $24,688,037) .                            20,779,105
                                                                                                 -----------
   aREPURCHASE AGREEMENT (COST $1,000,000) 4.6%
    Dresdner Bank AG, 1.82%, 11/01/02 (Maturity Value $1,000,051)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ...................................  United States  1,000,000   1,000,000
                                                                                                 -----------
    TOTAL INVESTMENTS (COST $25,688,037) 100.5% ......................                            21,779,105
    OTHER ASSETS, LESS LIABILITIES (0.5)% ............................                              (107,493)
                                                                                                 -----------
    TOTAL NET ASSETS 100.0% ..........................................                           $21,671,612
                                                                                                 ===========




*Non-income producing securities.
a See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002


                                                                                 TEMPLETON       TEMPLETON
                                                                              FOREIGN SMALLER     PACIFIC
                                                                              COMPANIES FUND    GROWTH FUND
                                                                              -----------------------------
Assets:
 Investments in securities:
  Cost .....................................................................    $93,618,119  $ 25,688,037
                                                                                -------------------------
  Value ....................................................................     90,819,348    21,779,105
 Cash ......................................................................          2,871         1,517
 Foreign currency, at value (cost $2,730,650 and $360,319, respectively) ...      2,730,807       360,963
 Receivables:
  Capital shares sold ......................................................      1,230,613       114,027
  Dividends and interest ...................................................        303,521        33,070
                                                                                -------------------------
   Total assets ............................................................     95,087,160    22,288,682
                                                                                -------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..................................................      1,152,985       514,517
  Affiliates ...............................................................        153,707        59,264
  Deferred tax liability (Note 1g) .........................................        120,396            --
  Shareholders .............................................................         17,526        10,799
  Other liabilities ........................................................         40,326        32,490
                                                                                -------------------------
   Total liabilities .......................................................      1,484,940       617,070
                                                                                -------------------------
Net assets, at value .......................................................    $93,602,220  $ 21,671,612
                                                                                -------------------------
Net assets consist of:
 Undistributed net investment income .......................................    $   (87,975) $     (3,145)
 Net unrealized depreciation ...............................................     (2,892,036)   (3,908,131)
 Accumulated net realized loss .............................................     (4,964,939)  (15,568,090)
 Capital shares ............................................................    101,547,170    41,150,978
                                                                                -------------------------
Net assets, at value .......................................................    $93,602,220  $ 21,671,612
                                                                                -------------------------



                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002


                                                                                 TEMPLETON       TEMPLETON
                                                                              FOREIGN SMALLER     PACIFIC
                                                                              COMPANIES FUND    GROWTH FUND
                                                                              -----------------------------
CLASS A:
 Net assets, at value .......................................................   $71,069,692   $17,242,234
                                                                                -------------------------
 Shares outstanding .........................................................     5,790,207     3,260,324
                                                                                -------------------------
 Net asset value per share ..................................................        $12.27         $5.29
                                                                                -------------------------
 Maximum offering price per share (Net asset value per share / 94.25%) ......        $13.02         $5.61
                                                                                -------------------------
CLASS B:
 Net assets, at value .......................................................   $ 1,691,108
                                                                                -----------
 Shares outstanding .........................................................       139,671
                                                                                -----------
 Net asset value and maximum offering price per share* ......................        $12.11
                                                                                -----------
CLASS C:
 Net assets, at value .......................................................   $ 3,904,503   $ 4,169,449
                                                                                -------------------------
 Shares outstanding .........................................................       320,888       809,631
                                                                                -------------------------
 Net asset value per share* .................................................        $12.17         $5.15
                                                                                -------------------------
 Maximum offering price per share (Net asset value per share / 99.00%) ......        $12.29         $5.20
                                                                                -------------------------
ADVISOR CLASS:
 Net assets, at value .......................................................   $16,936,917   $   259,929
                                                                                -------------------------
 Shares outstanding .........................................................     1,378,267        48,737
                                                                                -------------------------
 Net asset value and maximum offering price per share .......................        $12.29         $5.33
                                                                                -------------------------


*Redemption price is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                                   TEMPLETON     TEMPLETON
                                                                                FOREIGN SMALLER   PACIFIC
                                                                                COMPANIES FUND  GROWTH FUND
                                                                                ---------------------------
Investment Income:
 Dividends* ...................................................................    $2,366,979   $ 489,974
 Interest .....................................................................       136,689      31,091
                                                                                   ----------------------
     Total investment income ..................................................     2,503,668     521,065
                                                                                   ----------------------
Expenses:
 Management fees (Note 3) .....................................................       899,661     261,528
 Distribution fees (Note 3)
  Class A .....................................................................       205,047      57,523
  Class B .....................................................................        10,587          --
  Class C .....................................................................        22,460      51,002
 Transfer agent fees (Note 3) .................................................       181,569     146,285
 Custodian fees ...............................................................        42,300      21,500
 Reports to shareholders ......................................................        15,900      19,000
 Registration and filing fees .................................................        41,300      33,700
 Professional fees ............................................................        25,500      23,500
 Trustees' fees and expenses ..................................................         5,800       1,500
 Other ........................................................................         3,000         900
                                                                                   ----------------------
     Total expenses ...........................................................     1,453,124     616,438
                                                                                   ----------------------
       Net investment income (loss) ...........................................     1,050,544     (95,373)
                                                                                   ----------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments** ...............................................................       392,684  (1,338,124)
  Foreign currency transactions ...............................................        (2,079)    (38,433)
                                                                                   ----------------------
     Net realized gain (loss) .................................................       390,605  (1,376,557)
Net unrealized appreciation (depreciation) on:
 Investments ..................................................................    (1,590,678)  1,597,258
 Translation of assets and liabilities denominated in foreign currencies ......       141,369       1,817
 Deferred Taxes (Note 1g) .....................................................      (120,396)         --
                                                                                   ----------------------
 Net unrealized appreciation (depreciation) ...................................    (1,569,705)  1,599,075
                                                                                   ----------------------
Net realized and unrealized gain (loss) .......................................    (1,179,100)    222,518
                                                                                   ----------------------
Net increase (decrease) in net assets resulting from operations ...............    $ (128,556)  $ 127,145
                                                                                   ----------------------

*Net of foreign taxes of $281,973 and $42,031 for the Foreign Smaller Companies
 Fund and the Pacific Growth Fund, respectively.
**Net of foreign taxes of $299 for the Foreign Smaller Companies Fund.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                         TEMPLETON                       TEMPLETON
                                              FOREIGN SMALLER COMPANIES FUND        PACIFIC GROWTH FUND
                                              -----------------------------------------------------------
                                                    2002          2001              2002          2001
                                              -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)                 $ 1,050,544   $  1,305,406      $    (95,373) $   (100,253)
  Net realized gain (loss) from investments
   and foreign currency transactions               390,605     (5,231,676)       (1,376,557)   (8,399,439)
Net unrealized appreciation (depreciation) on
 investments, translation of assets and
 liabilities denominated in foreign currencies  (1,569,705)    (5,898,036)        1,599,075    (1,648,902)
                                               ----------------------------------------------------------
     Net increase (decrease) in net assets
      resultingfrom operations                    (128,556)    (9,824,306)          127,145   (10,148,594)
Distributions to shareholders from:
 Net investment income:
  Class A                                       (1,225,305)    (2,705,684)               --      (143,380)
  Class B                                           (7,650)       (12,935)               --            --
  Class C                                          (18,078)       (23,081)               --            --
  Advisor Class                                   (155,247)      (270,262)               --        (7,888)
 Net realized gains:
  Class A                                               --       (540,757)               --            --
  Class B                                               --         (3,172)               --            --
  Class C                                               --         (5,757)               --            --
  Advisor Class                                         --        (50,736)               --            --
                                               ----------------------------------------------------------
Total distributions to shareholders             (1,406,280)    (3,612,384)               --      (151,268)
Capital share transactions (Note 2):
 Class A                                         9,874,589    (26,659,595)       (1,773,542)  (32,262,230)
 Class B                                         1,272,353        174,839                --            --
 Class C                                         3,061,383        438,718          (262,533)   (1,133,684)
 Advisor Class                                  13,605,034     (4,456,859)         (656,171)     (250,494)
                                               ----------------------------------------------------------
Total capital share transactions                27,813,359    (30,502,897)       (2,692,246)  (33,646,408)
     Net increase (decrease) in net assets      26,278,523    (43,939,587)       (2,565,101)  (43,946,270)
Net assets:
 Beginning of year                              67,323,697    111,263,284        24,236,713    68,182,983
                                               ----------------------------------------------------------
 End of year                                   $93,602,220   $ 67,323,697      $ 21,671,612  $ 24,236,713
                                               ----------------------------------------------------------
Undistributed net investment income included in net assets:
 End of year                                   $   (87,975)  $     33,665      $     (3,145) $         --
                                               ----------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 80% of its total assets in equity securities of smaller capitalization companies outside the United States.

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 80% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

On October 11, 2002, the Board of Trustees approved a proposal to merge Templeton Pacific Growth Fund into the Templeton Foreign Fund, subject to approval by the shareholders of the Templeton Pacific Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements held by the Funds had been entered into on the last business day of the month.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

G. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in each Funds' portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Effective September 17, 2001, the Funds charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Funds and accounted for as additional paid in capital.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                         CLASS
        --------------------------------------------------------------
        Templeton Foreign Smaller Companies Fund     A, B, C & Advisor
        Templeton Pacific Growth Fund                A, C & Advisor

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                            TEMPLETON                     TEMPLETON
                                                 FOREIGN SMALLER COMPANIES FUND      PACIFIC GROWTH FUND
                                                -----------------------------------------------------------
                                                      SHARES       AMOUNT           SHARES       AMOUNT
                                                -----------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
Shares sold ...................................    13,012,915  $ 176,286,730      18,181,054  $109,456,761
Shares issued on reinvestment of distributions         81,832      1,074,767              --            --
Shares redeemed ...............................   (12,392,824)  (167,486,908)    (18,302,976) (111,230,303)
                                                  ---------------------------------------------------------
Net increase (decrease) .......................       701,923  $   9,874,589        (121,922) $ (1,773,542)
                                                  ---------------------------------------------------------

Year ended October 31, 2001
Shares sold ...................................    14,786,972  $ 207,894,404      34,231,813  $246,981,965
Shares issued on reinvestment of distributions        201,279      2,823,982          16,243       126,858
Shares redeemed ...............................   (16,778,030)  (237,377,981)    (37,986,108) (279,371,053)
                                                  ---------------------------------------------------------
Net decrease ..................................    (1,789,779) $ (26,659,595)     (3,738,052) $(32,262,230)
                                                  ---------------------------------------------------------

CLASS B SHARES:
Year ended October 31, 2002
Shares sold ...................................       138,655  $  1,891,891
Shares issued on reinvestment of distributions            533         6,955
Shares redeemed ...............................       (46,286)     (626,493)
                                                  --------------------------
Net increase ..................................        92,902  $  1,272,353
                                                  --------------------------

Year ended October 31, 2001
Shares sold ...................................        17,653  $    236,165
Shares issued on reinvestment of distributions            986        13,755
Shares redeemed ...............................        (5,605)      (75,081)
                                                  --------------------------
Net increase ..................................        13,034  $    174,839
                                                  --------------------------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            TEMPLETON                     TEMPLETON
                                                 FOREIGN SMALLER COMPANIES FUND      PACIFIC GROWTH FUND
                                                 ----------------------------------------------------------
                                                      SHARES       AMOUNT           SHARES       AMOUNT
                                                 ----------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2002
Shares sold ....................................      369,880  $  5,026,956       3,717,754  $ 21,926,074
Shares issued on reinvestment of distributions .        1,145        15,013              --            --
Shares redeemed ................................     (146,172)   (1,980,586)     (3,715,322)  (22,188,607)
                                                  ---------------------------------------------------------
Net increase (decrease) ........................      224,853  $  3,061,383           2,432  $   (262,533)
                                                  ---------------------------------------------------------

Year ended October 31, 2001
Shares sold ....................................      239,058  $  3,355,990       3,848,008  $ 25,553,076
Shares issued on reinvestment of distributions .        1,761        24,647              --            --
Shares redeemed ................................     (207,201)   (2,941,919)     (3,967,277)  (26,686,760)
                                                  ---------------------------------------------------------
Net increase (decrease) ........................       33,618  $    438,718        (119,269) $ (1,133,684)
                                                  ---------------------------------------------------------

ADVISOR CLASS SHARES:
Year ended October 31, 2002
Shares sold ....................................    2,315,644  $ 30,715,519       2,061,032  $ 12,310,152
Shares issued on reinvestment of distributions .        7,224        94,663              --            --
Shares redeemed ................................   (1,369,044)  (17,205,148)     (2,137,587)  (12,966,323)
                                                  ---------------------------------------------------------
Net increase (decrease) ........................      953,824  $ 13,605,034         (76,555) $   (656,171)
                                                  ---------------------------------------------------------

Year ended October 31, 2001
Shares sold ....................................      108,700  $  1,491,495         447,221  $  3,242,002
Shares issued on reinvestment of distributions .       19,539       274,206           1,000         7,888
Shares redeemed ................................     (445,073)   (6,222,560)       (475,279)   (3,500,384)
                                                  ---------------------------------------------------------
Net decrease ...................................     (316,834) $ (4,456,859)        (27,058) $   (250,494)
                                                  ---------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
          1.00%   First $100 million
          0.90% Over $100 million, up to and including $250 million 0.80% Over $250 million, up to and including $500 million
          0.75%   Over $500 million

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under a subadvisory agreement, Templeton Investment Counsel, LLC (TIC) provides subadvisory services to the Templeton Foreign Smaller Companies Fund and receives from Advisers fees based on the average daily net assets of the Fund. Under an agreement with TIC, Templeton Asset Management Ltd. (TAML) provides subadvisory services to TIC and receives from TIC fees based on the average daily net assets of the Fund.

Under a subadvisory agreement, TAML provides subadvisory services to the Templeton Pacific Growth Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Templeton Foreign Smaller Companies Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Templeton Pacific Growth Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively.

Distributors paid net commissions on sales of each Fund's shares and received contingent deferred sales charges for the year ended October 31, 2002 as follows:

                                                 TEMPLETON     TEMPLETON
                                              FOREIGN SMALLER   PACIFIC
                                              COMPANIES FUND  GROWTH FUND
                                              ---------------------------
        Total commissions paid .............      $170,090      $64,182
        Contingent deferred sales charges ..      $  3,779      $ 4,584

4. INCOME TAXES

At October 31, 2002, the cost of investments, net unrealized depreciation, and undistributed ordinary income for income tax purposes were as follows:

                                                   TEMPLETON      TEMPLETON
                                                FOREIGN SMALLER    PACIFIC
                                                COMPANIES FUND   GROWTH FUND
                                                -----------------------------
        Cost of investments ..................   $ 94,319,475    $25,696,605
                                                -----------------------------
        Unrealized appreciation ..............   $ 11,915,583    $ 1,356,422
        Unrealized depreciation ..............    (15,415,710)    (5,273,922)
                                                -----------------------------
        Net unrealized depreciation ..........   $ (3,500,127)   $(3,917,500)
                                                -----------------------------
        Distributable earnings - ordinary income $    592,817             --
                                                -----------------------------

The tax character of distributions paid during the year ended October 31, 2002, was the same for financial statements and tax purposes.

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)

At October 31, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                            TEMPLETON     TEMPLETON
                                         FOREIGN SMALLER   PACIFIC
                                         COMPANIES FUND  GROWTH FUND
                                        ----------------------------
        Capital loss carryover expiring in:
         2006 ..........................   $       --   $ 5,811,328
         2009 ..........................    4,944,379     8,395,998
         2010 ..........................           --     1,355,341
                                        ----------------------------
                                           $4,944,379   $15,562,667
                                        ----------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 were as follows:

                                            TEMPLETON     TEMPLETON
                                         FOREIGN SMALLER   PACIFIC
                                         COMPANIES FUND  GROWTH FUND
                                        ----------------------------
        Purchases .....................   $45,496,022    $11,504,096
        Sales .........................   $22,492,709    $18,233,631

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Templeton International Trust (hereafter referred to as the "Trust") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
November 27, 2002

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Tax Designation

TEMPLETON FOREIGN SMALLER COMPANIES FUND

At October 31, 2002, more than 50% of the Templeton Foreign Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders of record on December 12, 2002.

                               CLASS A              CLASS B                  CLASS C              ADVISOR CLASS
                        --------------------------------------------------------------------------------------------
                        FOREIGN     FOREIGN    FOREIGN      FOREIGN    FOREIGN     FOREIGN    FOREIGN     FOREIGN
                        TAX PAID SOURCE INCOME TAX PAID  SOURCE INCOME TAX PAID SOURCE INCOME TAX PAID SOURCE INCOME
COUNTRY                 PER SHARE  PER SHARE   PER SHARE   PER SHARE   PER SHARE  PER SHARE   PER SHARE  PER SHARE
--------------------------------------------------------------------------------------------------------------------
Australia ...........     0.0017     0.0090     0.0017       0.0069     0.0017     0.0076      0.0017      0.0108
Austria .............     0.0006     0.0017     0.0006       0.0014     0.0006     0.0015      0.0006      0.0021
Brazil ..............     0.0003     0.0009     0.0003       0.0007     0.0003     0.0008      0.0003      0.0011
Canada ..............     0.0046     0.0142     0.0046       0.0110     0.0046     0.0121      0.0046      0.0172
Denmark .............     0.0005     0.0015     0.0005       0.0012     0.0005     0.0013      0.0005      0.0018
Finland .............     0.0036     0.0112     0.0036       0.0087     0.0036     0.0095      0.0036      0.0136
France ..............     0.0002     0.0007     0.0002       0.0006     0.0002     0.0006      0.0002      0.0009
Germany .............     0.0017     0.0053     0.0017       0.0041     0.0017     0.0045      0.0017      0.0065
Hong Kong ...........     0.0000     0.0316     0.0000       0.0242     0.0000     0.0266      0.0000      0.0381
India ...............     0.0050     0.0110     0.0050       0.0085     0.0050     0.0093      0.0050      0.0132
Italy ...............     0.0009     0.0028     0.0009       0.0022     0.0009     0.0024      0.0009      0.0034
Japan ...............     0.0015     0.0047     0.0015       0.0037     0.0015     0.0040      0.0015      0.0057
Mexico ..............     0.0000     0.0125     0.0000       0.0097     0.0000     0.0106      0.0000      0.0151
Netherlands .........     0.0067     0.0212     0.0067       0.0164     0.0067     0.0180      0.0067      0.0257
South Korea .........     0.0008     0.0020     0.0008       0.0016     0.0008     0.0017      0.0008      0.0025
Spain ...............     0.0020     0.0061     0.0020       0.0047     0.0020     0.0051      0.0020      0.0073
Sweden ..............     0.0013     0.0040     0.0013       0.0031     0.0013     0.0034      0.0013      0.0049
Switzerland .........     0.0004     0.0012     0.0004       0.0009     0.0004     0.0010      0.0004      0.0015
Taiwan ..............     0.0011     0.0009     0.0011       0.0007     0.0011     0.0008      0.0011      0.0011
United Kingdom ......     0.0038     0.0178     0.0038       0.0137     0.0038     0.0150      0.0038      0.0215
                       ---------------------------------------------------------------------------------------------
TOTAL ...............    $0.0367    $0.1603    $0.0367      $0.1240    $0.0367    $0.1358     $0.0367     $0.1940
                       ---------------------------------------------------------------------------------------------

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT OFFICERS
                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee      Since 1991          106         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing)
(until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)      Trustee      Since 1991          133         Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)   Trustee      Since 1991          134         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)      Trustee      Since 1998          82          Director, Amerada Hess Corporation (exploration
One Franklin Parkway                                                    and refining of oil and gas); Hercules
San Mateo, CA 94403-1906                                                Incorporated (chemicals, fibers and resins);
                                                                        Beverly Enterprises, Inc. (health care); H.J.
                                                                        Heinz Company (processed foods and allied
                                                                        products); RTI International Metals, Inc.
                                                                        (manufacture and distribution of titanium); and
                                                                        Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------

                                                          NUMBER OF
                                                     PORTFOLIOS IN FUND
                                        LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY TRUSTEE/DIRECTOR* OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T.  LAHAYE (73)    Trustee      Since 1991          106          Director, The California Center for Land
One Franklin Parkway                                                     Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)     Trustee      Since 1992         133           Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                     (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                 WorldCom, Inc. (communications services);
                                                                         MedImmune, Inc. (biotechnology); Overstock.com
                                                                         (Internet services); and Spacehab, Inc. (aerospace
                                                                         services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------



INTERESTED BOARD MEMBERS AND OFFICERS

                                                          NUMBER OF
                                                     PORTFOLIOS IN FUND
                                        LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY TRUSTEE/DIRECTOR* OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)     Trustee and  Since 1993          34           None
One Franklin Parkway       Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)  Trustee and  Trustee since       133         None
One Franklin Parkway       Chairman of  1991 and
San Mateo, CA 94403-1906   the Board    Chairman of
                                        the Board
                                        since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                        PORTFOLIOS IN FUND
                                           LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION        TIME SERVED BY TRUSTEE/DIRECTOR* OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON,       Trustee,        Trustee since        116         None
  JR. (62)                 President and   1991, President
One Franklin Parkway       Chief Executive since 1993 and
San Mateo, CA 94403-1906   Officer-        Chief Executive
                           Investment      Officer-
                           Management      Investment
                                           Management
                                           since October
                                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)    Vice President  Since 1995    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)      Senior Vice     Since October Not Applicable     None
500 East Broward Blvd.     President and   2002
Suite 2100                 Chief Executive
Fort Lauderdale, FL        Officer-
33394-3091                 Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)         Vice President  Since 2000    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
---------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                        PORTFOLIOS IN FUND
                                           LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION        TIME SERVED BY TRUSTEE/DIRECTOR* OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)      Vice President  Since 2000      Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)     Vice President  Since May       Not Applicable   Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue              -  AML         2002                             Lingnan Foundation.
Rockefeller Center         Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)  Treasurer and   Treasurer since Not Applicable   None
One Franklin Parkway       Chief Financial 2000 and Chief
San Mateo, CA 94403-1906   Officer         Financial
                                           Officer since
                                           September
                                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)     Vice President  Since 2000      Not Applicable   None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------



*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trusts 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           09/02

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
       INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT
FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




ANNUAL REPORT
FRANKLIN TEMPLETON INTERNATIONAL TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Templeton International Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTIT A2002 12/02


[LOGO] PRINTED ON RECYCLED PAPER